As filed with the Securities and Exchange Commission on February 28, 2000
                                              1933 Act Registration No. 33-84186
                                                      1940 Act File No. 811-8774

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

[X]      REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[ ]      Pre-Effective Amendment No.

[X]      Post-Effective Amendment No. 7

                                     and/or

[X]      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

[X]      Amendment No. 8

                                 ROULSTON FUNDS
               (Exact Name of Registrant as Specified in Charter)

              3636 Euclid Avenue, Suite 3000, Cleveland, Ohio 44115
                    (Address of Principal Executive Offices)

        Registrant's Telephone Number, including Area Code: 216/431-3000

    Scott D. Roulston, 3636 Euclid Avenue, Suite 3000, Cleveland, Ohio 44115
                     (Name and Address of Agent for Service)

              Copy to: Kristin H. Ives, Esq., Baker & Hostetler LLP
                   65 East State Street, Columbus, Ohio 43215

                  Approximate Date of Proposed Public Offering:
                         Immediately, upon effectiveness

It is proposed that this filing will become effective (check appropriate box)

        immediately upon filing pursuant to paragraph (b)
---
 X      on March 1, 2000 pursuant to paragraph (b)
---
        60 days after filing pursuant to paragraph (a)(1)
---
        on (date) pursuant to paragraph (a)(1)
---
        75 days after filing pursuant to paragraph (a)(2)
---
        on (date) pursuant to paragraph (a)(2) of Rule 485
---

If appropriate, check the following box:

        this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

ROULSTON FUNDS
  CHARTING A COURSE YOU CAN TRUST








   PROSPECTUS


   ROULSTON EMERGING GROWTH FUND
   ROULSTON INTERNATIONAL EQUITY FUND
   ROULSTON GROWTH FUND
   ROULSTON GROWTH AND INCOME FUND
   ROULSTON GOVERNMENT SECURITIES FUND



   March 1, 2000




   Advised by
   ROULSTON & COMPANY, INC.









     The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
            Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS

                                                                        PAGE

EMERGING GROWTH FUND.....................................................

   Investment Goal.......................................................
   Principal Strategy....................................................
   Principal Risks.......................................................
   Performance ..........................................................

INTERNATIONAL EQUITY FUND................................................

   Investment Goal.......................................................
   Principal Strategy....................................................
   Principal Risks.......................................................
   Performance ..........................................................

GROWTH FUND..............................................................

   Investment Goal.......................................................
   Principal Strategy....................................................
   Principal Risks.......................................................
   Bar Chart and Performance Table.......................................

GROWTH AND INCOME FUND...................................................

   Investment Goal.......................................................
   Principal Strategy....................................................
   Principal Risks.......................................................
   Bar Chart and Performance Table.......................................

GOVERNMENT SECURITIES FUND...............................................

   Investment Goal.......................................................
   Principal Strategy....................................................
   Principal Risks.......................................................
   Bar Chart and Performance Table.......................................

FEES AND EXPENSES OF THE FUNDS...........................................

FURTHER INFORMATION ON INVESTMENT OBJECTIVES
   AND INVESTMENT STRATEGIES.............................................

OTHER SECURITIES AND RISKS...............................................

MANAGEMENT OF THE FUNDS..................................................

PERFORMANCE DATA FROM BP IN-HOUSE ACCOUNTS...............................

PRICING FUND SHARES......................................................

PURCHASE OF SHARES.......................................................

FINANCIAL HIGHLIGHTS.....................................................

DIVIDENDS, DISTRIBUTIONS AND TAXES.......................................

EMERGING GROWTH FUND

INVESTMENT GOAL
Capital appreciation.

PRINCIPAL STRATEGY
The Fund invests primarily in common stocks of companies considered by Roulston & Company, Inc., as the Fund's investment adviser, to be in their post-venture capital stage of development, i.e., that have received venture capital related financing during the early stages of the company's existence or the early stages of the development of a new product or service, or as part of a reorganization, restructuring or recapitalization. While most companies in their post-venture capital phase of development are relatively small companies, the Fund may invest in companies of all sizes.

Roulston & Company selects those companies which it believes to have the potential for above-average growth in market value. These types of companies often are conducting their initial public offerings, are in the early stages of their development or existence, or may have been in existence for a period of time but have recently been a part of a reorganization, restructuring or recapitalization. Generally, companies that are in their post-venture capital stage have not had their securities traded publicly - in other words, they have not been "publicly held" - for very long.

The Fund will typically sell a stock when the portfolio manager feels that the company's competitive advantage or future prospects will not be fully recognized in its stock price, when the stock falls short of his expectations, or as a result of external factors that could affect the company adversely.

The Fund expects that it may engage in active and frequent trading of portfolio securities to achieve its principal investment strategy resulting in an annual portfolio turnover rate of over 100%. Trading securities may produce capital gains, which are taxable when distributed to investors with non-tax-sheltered accounts. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the Fund pays when it buys and sells securities and could affect adversely the Fund's performance.

PRINCIPAL RISKS
There are risks associated with any investment, but the risks associated with an investment in the Fund include:

- stock market risk, or the risk that the price of securities held by the Fund, as well as the broader stock market, will fall due to various factors or unpredictable circumstances, including interest rate changes, trends in the U.S. and world economies and general investor confidence;
- the success of the Fund's investments depends on the ability of the portfolio manager to assess correctly the potential of the stocks purchased for the Fund;
- because of the Fund's focus on companies in their post-venture capital stage, from time to time the availability of companies for investment may be limited, and such limited availability may adversely affect the Fund's performance under certain market conditions or the Fund's ability to invest according to its principal strategy;

- the securities purchased in initial public offerings or of companies in their post-venture capital stage involve certain special risks including that such securities may exhibit greater price volatility and be subject to greater risk of losing value than securities of companies which are more established and have more certain sources of financing; and
-    loss of part or all of your money invested in the Fund.

PERFORMANCE
A bar chart and performance table are not provided for this Fund because it does not have performance for one full calendar year. The Fund commenced operations on July 1, 1999.

PORTFOLIO MANAGER
Howard W. Harpster

INTERNATIONAL EQUITY FUND

INVESTMENT GOAL
Long-term capital appreciation by investing primarily in equity securities of non-U.S. companies.

PRINCIPAL STRATEGY
The Fund invests primarily in common stocks of non-U.S. companies which Roulston & Company, Inc. considers to have a competitive advantage, to be the perceived leaders in their respective industries or to be in industries which are consolidating. The Fund focuses primarily on companies headquartered in the more developed foreign countries or areas of the world such as Western Europe, Japan, Australia, Singapore and Hong Kong.

The Fund invests principally in common stocks that are either principally traded in countries outside of the United States or are represented by American Depository Receipts or "ADRs." The Fund ordinarily invests at least 65% of its total assets in at least three foreign countries, although at any given time, the Fund may invest up to 50% of its assets in equity securities of companies headquartered in any one country. In addition, under normal circumstances at least 65% of the Fund's total assets will be invested in the equity securities of non-U.S. companies. Equity securities include common stocks and ADRs representing interests in common stocks.

WHAT IS AN ADR?
ADRs are United States securities representing foreign securities that are deposited with foreign custodians or foreign branches of U.S. commercial banks. ADRs trade in U.S. dollars on national exchanges (such as the New York Stock Exchange) and in the over-the-counter markets (such as NASDAQ).
Roulston & Company uses stock selection as its primary criteria when making investment decisions and allocation of investments among foreign countries as a secondary criteria. The primary focus of Roulston & Company's stock selection is on companies that are perceived to have a competitive advantage and are generally viewed to be ranked among the top three companies in their industry. A secondary focus is on companies that are in consolidating industries.

The Fund will typically sell a stock when the portfolio manager feels that the company's competitive advantage or future prospects will not be fully recognized in its stock price, when the stock falls short of his expectations, or as a result of external factors that could affect the company adversely.

The Fund may, from time to time, attempt to hedge its exposure to currency exchange risk by using forward currency contracts.

PRINCIPAL RISKS
There are risks associated with any investment, but the particular risks associated with an investment in the Fund include:

- stock market risk, or the risk that the price of securities held by the Fund, as well as the broader stock market, will fall due to various factors or unpredictable circumstances, including interest rate changes, trends in the U.S. and world economies and the economies of the countries in which the Fund invests and general investor confidence;

- foreign currency risk, or that the price of securities held by the Fund that are denominated in a foreign currency may be affected by changes in currency exchange rates and in exchange contract regulations, including currency blockage;
- the success of the Fund's investments depends on the ability of the portfolio manager to assess correctly the potential for the stocks purchased for the Fund; and
-    loss of part or all of your money invested in the Fund.

PERFORMANCE
A bar chart and performance table are not provided for this Fund because it does not have performance for one full calendar year. The Fund commenced operations on July 1, 1999.

PORTFOLIO MANAGER
Howard W. Harpster

GROWTH FUND

INVESTMENT GOAL
Capital appreciation.

PRINCIPAL STRATEGY
The Fund seeks capital appreciation over the long term by investing primarily in the common stocks of companies projected to grow faster than the economy in general. Although not exclusively, these companies tend to be established companies which typically have several years of recorded experience as publicly traded entities. Thus, information related to operating results over several years and the public's reaction to those fluctuations in the progress of the company is available for assessment. Dividends are not a consideration and growth is viewed opportunistically. Few companies can grow at a high rate for an extended period. Special strength in specific industries or product lines come and go over varying lengths of time. We focus on the 2-3 year time frame. We do not focus on any particular market capitalization, but will tend to own stocks ranked among the largest 1000 companies.

These common stocks selected for purchase are primarily of companies experiencing an improvement in profitability or earnings growth compared to other companies. This improvement can be attributed to the specific company, such as the influence of a new product cycle. It can also be a function of economic conditions, such as the beginning or end of a recession, and the company's sensitivity to these conditions. The fundamentals of a company (which include earnings and cash flow history and outlook, balance sheet strength, and the company's product and market position) are also a component of the analysis.
  The Fund typically sells a stock when its fundamentals deteriorate, or the stock falls short of the portfolio manager's expectations or no longer offers good value relative to its future prospects.

PRINCIPAL RISKS
There are risks associated with any investment, but the risks associated with an investment in the Fund include:

     - stock market risk, or the risk that the price of securities held by the Fund, as well as the broader stock market, will fall due to various factors or unpredictable circumstances, including interest rate changes, trends in the U.S. and world economies and general investor confidence;
     - the success of Fund's investments depends on the ability of the portfolio manager to correctly assess the potential of the stocks purchased for the Fund; and
     -   loss of part or all of your money invested in the Fund.

BAR CHART AND PERFORMANCE TABLE
The following bar chart and performance table provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual return compares with that of a broad measure of market performance. Both the chart and the table assume reinvestment of dividends and distributions. As with all mutual funds, past performance is not a prediction of future performance.


During the six years ending December 31, 1999, the highest return for a quarter was 19.89% for the quarter ended July 31, 1997 and the lowest return for a quarter was -18.48% for the quarter ended August 31, 1998.

                               ANNUAL RETURNS (%)

   7.23%        23.31%        20.56%        27.7%         -4.13%        -7.44%
-------------------------------------------------------------------------------
   1994          1995          1996         1997           1998          1999




                                PERFORMANCE TABLE
             (Average annual total returns as of December 31, 1999)

                                    1 year       5 years       Since Inception*
-------------------------------------------------------------------------------
GROWTH FUND                           -7.44       10.99        11.65
RUSSELL 1000 GROWTH INDEX             33.16       32.41        25.62
S&P 500 STOCK INDEX                   25.57       29.48        23.14
LIPPER MULTI-CAP GROWTH INDEX         46.35       28.76        22.51

The Russell 1000 Growth Index is a measure of 1000 companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500 Stock Index is a major stock market index comprised of 500 companies representing a broad range of industries. Unlike the Fund, these indices are unmanaged indicators of financial performance and do not reflect any fees or expenses. The Fund has selected the Russell 1000 Growth Index to replace the S&P 500 Stock Index as its benchmark because the Russell 1000 Growth Index is more representative of the Fund's profile.
The Russell 1000 Growth Index, the S&P 500 Stock Index and Lipper Multi-Cap Growth Index are not sold as investments. The Lipper Multi-Cap Growth Index provides information that shows how the Fund's performance compares with the returns of an index of funds with similar investment objectives.
Prior to July 1, 1999, the Fund was named Fairport Midwest Growth Fund with at least 65% of its assets invested in common stocks of companies which had headquarters in the Midwest region.


*Inception date July 1, 1993.


PORTFOLIO MANAGER
John A. Karnuta, CFA

GROWTH AND INCOME FUND

INVESTMENT GOALS
Capital appreciation and current income.

PRINCIPAL STRATEGY
The Fund invests principally in the common stocks of well established companies with long-term growth potential and a history of paying dividends. The portfolio managers seek growing companies with strong cash flow return that sell at a discount to the S&P 500 Index. Companies selected must, in the manager's opinion, have:

    -    a strong business strategy;
    -    a durable competitive advantage; and
    -    a record of paying dividends over time.


WHAT IS THE PRICE/EARNINGS RATIO?
A company's price/earnings ratio is a common measure of the value of a common stock; it is simply the ratio of the stock's market price to its earnings per share. For example, a common stock with the P/E of 12 means that its price per share is twelve times its earnings per share.

The portfolio manager adheres to a value approach of investment management that also requires a potential investment to meet other standards such as price/sales ratios and historical price/earnings ratios relative to the S&P 500 Index and industry peers. This value style of investing seeks to identify companies that appear underpriced in regards to their intrinsic worth and future prospects. It also takes into account the fundamentals of a company which include: earnings and cash flow history and outlook, balance sheet strength, and the company's product and market position.

The Fund typically sells a stock when its fundamentals deteriorate, or the stock falls short of the portfolio manager's expectations, or no longer offers good value.

PRINCIPAL RISKS
There are risks associated with any investment, but the particular risks associated with your investment in the Fund include:

     - stock market risk, or the risk that the price of securities held by the Fund, as well as the broader stock market, will fall due to various factors or unpredictable circumstances, including interest rate changes, trends in the U.S. and world economies and general investor confidence;
     - the success of the Fund's investments depends on the ability of the portfolio manager to correctly assess the potential of the stocks purchased for the Fund; and
     -   loss of part or all of your money invested in the Fund.

BAR CHART AND PERFORMANCE TABLE
The following bar chart and performance table provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual return compares with that of a broad measure of market performance. Both the chart and the table assume reinvestment of dividends and distributions. As with all mutual funds, past performance is not a prediction of future performance.

During the six years ending December 31, 1999, the highest return for a quarter was 20.07% for the quarter ended December 31, 1998 and the lowest return for a quarter was -18.35% for the quarter ended August 31, 1998.

                               ANNUAL RETURNS (%)

   1.73%          28.87%       17.74% %      30.31%       6.28%      -11.88%
-------------------------------------------------------------------------------
   1994           1995          1996          1997        1998         1999


                                PERFORMANCE TABLE
             (Average annual total returns as of December 31, 1999)

                                   1 year        5 years       Since Inception*
-------------------------------------------------------------------------------
GROWTH AND INCOME FUND           -11.88            13.11       11.08
RUSSELL 1000 VALUE INDEX           7.35            23.07       17.78
S&P 500 STOCK INDEX               25.57            29.48       23.14
LIPPER MULTI-CAP VALUE INDEX       5.94            17.82       14.62

The Russell 1000 Value Index is a measure of 1000 companies with lower price-to-book ratios and lower forecasted growth values. The S&P 500 Stock Index is a major stock market index comprised of 500 companies representing a broad range of industries. Unlike the Fund, these indices are unmanaged indicators of financial performance and do not reflect any fees or expenses. The Fund has selected the Russell 1000 Value Index to replace the S&P 500 Stock Index as its benchmark because the Russell 1000 Value Index is more representative of the Fund's profile.
The Russell 1000 Value Index, the S&P 500 Stock Index and the Lipper Multi-Cap Value Index are unmanaged indicators of financial performance and are not sold as investments. The Lipper Multi-Cap Value Index provides information that shows how the Fund's performance compares with the returns of an index of funds with similar investment objectives.

*Inception date July 1, 1993

CO-PORTFOLIO MANAGERS
Howard W. Harpster and Keith A. Vargo

GOVERNMENT SECURITIES FUND

INVESTMENT GOALS
Current income consistent with preservation of capital.

PRINCIPAL STRATEGY
The Fund primarily invests in U.S. government and agency securities and expects to maintain an average portfolio maturity of three to ten years. Normally, at least 65% of the Fund's total assets are invested in U.S. government securities, including:

     -   direct obligations issued by the U.S. Treasury;
     - securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, including mortgage-backed securities; and
     -   repurchase agreements, backed by any of the foregoing securities.

The Fund may invest up to 35% of its total assets in corporate bonds and privately issued mortgage-backed securities rated "BBB" or better by a nationally recognized rating agency, or, if unrated, are determined by the portfolio manager to be of like quality. The Fund may also use financial futures contracts to protect its portfolio against possible adverse movements in interest rates. For example, when interest rates are increasing and portfolio values are falling, the Fund may enter into a financial futures contract whose value will increase when interest rates fall in an attempt to offset a decline in the value of the Fund's current portfolio securities.

The Fund expects that it may engage in active and frequent trading of portfolio securities from time to time to achieve its principal strategy resulting in an annual portfolio turnover rate which will exceed 100%. This is expected to happen at times when the Fund is repositioning its portfolio and duration to meet changing interest rate conditions resulting in portfolio turnover rates which would be more in line with interest rate cycles. Frequent trading of securities may increase transaction costs to the Fund and can produce capital gains, which are taxable when distributed to investors in non-tax-sheltered accounts.

PRINCIPAL RISKS
There are risks associated with any investment, but the particular risks associated with your investment in the Fund include:

     - interest rate risks which means that during periods of falling interest rates, the value of fixed income securities generally rises; conversely, during periods of rising interest rates, the value of such securities generally declines;
     - securities with longer maturities generally pay higher rates of interest but they are also subject to greater price volatility due to changes in interest rates;
     - the success of a Fund's investments depends on the ability of the portfolio manager to correctly assess the potential of the holdings relative to the market climate and interest rate changes;
     - while the U.S. government or its agencies guarantee the principal and interest on such obligations, it does not guarantee the market price of such securities;

     - credit risk, or the risk that the issuer of a debt obligation, such as a bond, may default on its obligation to pay principal and/or interest on such obligation when due or that the issuer may have its credit rating downgraded which would likely adversely affect the market value of such obligation;
     - prepayment risk, or the risk that during periods of falling interest rates, the underlying obligations of a mortgage-backed security may be paid off and its principal repaid to the Fund more quickly than the investment adviser anticipated and that the securities could decrease in value. If such security was purchased at a premium the Fund could also lose principal; and
     -   loss of part or all of your money invested in the Fund.

BAR CHART AND PERFORMANCE TABLE
The following bar chart and performance table provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual return compares with that of a broad measure of market performance. Both the chart and the table assume reinvestment of dividends and distributions. As with all mutual funds, past performance is not a prediction of future performance.

During the six years ending December 31, 1999, the highest return for a quarter was 6.45% for the quarter ended June 30, 1995 and the lowest return for a quarter was -6.74% for the quarter ended April 30, 1994.

                               ANNUAL RETURNS (%)

  -6.48%       17.90%       2.32%      7.51%       8.94%           -2.40 %
--------------------------------------------------------------------------------
   1994         1995        1996       1997        1998             1999

                                PERFORMANCE TABLE
             (Average annual total returns as of December 31, 1999)

                                       1 year     5 years       Since Inception*
--------------------------------------------------------------------------------
Government Securities Fund               -2.40       6.58       4.32
Lehman U.S. Government/Corporate
   Intermediate Bond Index                0.39       7.10       5.07
Merrill Lynch Intermediate
   Government Bond Index                  0.55       6.98       5.41

The Lehman U.S. Government/Corporate Bond Index (the "Lehman Index") includes intermediate U.S. Government Treasuries and Agencies and publicly issued U.S. Corporate Bonds that meet specified maturity, liquidity, and quality requirements. The Merrill Lynch Intermediate Government Bond Index (the "Merrill Index") includes all U.S. Treasury Notes and Bonds with at least $1 billion face amount outstanding. Maturities are between one and ten years. Unlike the Fund, these indices do not reflect any fees or expenses. The Fund has selected the Lehman Index to replace the Merrill Index as the Fund's appropriate benchmark because the Lehman Index includes corporate bonds, which the Merrill Index does not, and in which the Fund intends to invest on a limited basis.

*Inception date July 1, 1993.



PORTFOLIO MANAGER
Robert P. Goodman

FEES AND EXPENSES OF THE FUNDS
This table describes the fees and expenses that you may pay if you buy and hold shares of one or more of the Funds.

                                    ROULSTON          ROULSTON                ROULSTON         ROULSTON
                                    EMERGING      INTERNATIONAL  ROULSTON    GROWTH AND       GOVERNMENT
                                    GROWTH             EQUITY     GROWTH       INCOME         SECURITIES
                                     FUND               FUND       FUND         FUND             FUND
--------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES(1):
(fees paid directly from
your investment)                    None                None      None          None             None
ANNUAL FUND OPERATING
EXPENSES:
(expenses that are deducted
from Fund assets)
MANAGEMENT FEES                     .75%               .75%       .75%         .75%             .25%
DISTRIBUTION AND SERVICE
    (12b-1) FEES                    .25%               .25%       .25%         .25%             .25%
OTHER EXPENSES                      .82%               .82%       .57%         .61%            1.84%
                                   -----              -----       ----         ----            -----

TOTAL ANNUAL OPERATING
    EXPENSES                       1.82%(3)           1.82%(3)   1.57%(2)     1.61%(2)         2.34%(2)
                                   =====              =====      =====        =====            =====

LESS FEE WAIVER AND/OR
  EXPENSE REIMBURSEMENT            (.00%)             (.00%)     (.19%)       (.13%)          (1.44%)
                                   ------             ------     -----        -----            -----

NET ANNUAL OPERATING EXPENSES      1.82%(5)           1.82%(5)   1.38 %(4)    1.48%(4)         0.90%(4)
                                   ======             ======     =====        =====            =====

--------------------------------------------------------------------------------------------------------


(1) A $9 wire redemption charge deducted from the amount of each redemption of Fund shares you request by Federal Reserve wire.
(2) These are the gross fees and expenses that would have been incurred for the fiscal year ended October 31, 1999 if Roulston & Company, Inc., the Adviser, did not waive any fees and/or reimburse expenses.
(3) These are the gross fees and expenses that these Funds estimate they would incur for the fiscal year ending October 31, 2000, if the Adviser does not waive any fees and/or reimburse expenses. "Other Expenses" are based on estimated amounts for the current fiscal year.
(4) These are the net fees and expenses that these Funds actually incurred for the fiscal year ended October 31, 1999 because the Adviser had voluntarily agreed to waive advisory fees and/or reimburse expenses. The Adviser has contractually agreed to continue to waive advisory fees and/or reimburse expenses for the Funds' fiscal year ending October 31, 2000, to the extent necessary to maintain each Fund's Net Annual Operating Expenses at the levels shown in the above table.
(5) These are the net fees and expenses that these Funds estimate that they will incur for the fiscal year ending October 31, 2000. The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses during that period to the extent necessary to maintain each such Fund's Net Annual operating Expenses at no higher than 1.95%.

EXAMPLE
This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes that:
-  You invest $10,000 in a Fund for the time periods indicated;
-  You redeem all of your shares at the end of each time period;
-  Your investment has a hypothetical 5% return each year;
-  All dividends are reinvested; and
- Each Fund's operating expenses for the one year period are calculated net of any fee waivers and/or expenses assumed, and each Fund's operating expenses for the three year, five year and ten year periods, as applicable, do not reflect fee waivers and/or expenses assumed.

This example is for comparison purposes only. Actual return and expenses will be different and each Fund's performance and expenses may be higher or lower. Based on the above assumptions, your costs for each Fund would be:

                                   1 YEAR   3 YEARS  5 YEARS         10 YEARS
-------------------------------------------------------------------------------
EMERGING GROWTH FUND                $185     $573      N/A              N/A
INTERNATIONAL EQUITY FUND           $185     $573      N/A              N/A
GROWTH FUND                         $141     $477    $  837           $1,851
GROWTH AND INCOME FUND              $151     $495    $  864           $1,900
GOVERNMENT SECURITIES FUND          $ 92     $592    $1,119           $2,564


FURTHER INFORMATION ON INVESTMENT OBJECTIVES AND INVESTMENT STRATEGIES INVESTMENT OBJECTIVES
The investment objectives of each of the Emerging Growth Fund and the International Equity Fund may be changed by Roulston Funds' Board of Trustees without the approval of that Fund's shareholders. The investment objectives of the Growth Fund, Growth and Income Fund and Government Securities Fund may not be changed without shareholder approval.

INVESTMENT STRATEGIES
Each Fund may also use certain derivative instruments, such as options and futures, to protect its portfolio against possible adverse movements in securities prices and/or interest rates or as a means to achieve exposure to certain securities or segments of a market in a manner that may be more efficient, in terms of time or price, than purchasing such securities directly.

OTHER SECURITIES AND RISKS
COMMON STOCKS AND ADRS GENERALLY. Each of the Funds, other than the Government Securities Fund, will primarily invest in common stocks. Such Funds may also invest in warrants, which are securities that give the holder the right to purchase a certain amount of the issuer's common stock at a specified price during a specified time period; however, investing in warrants is not a principal investment strategy for any Fund. These types of investments may or may not pay dividends and may or may not carry voting rights. The common stock of a company occupies the most junior position of all securities issued by that company.

American Depositary Receipts or "ADRs" that the International Equity Fund may purchase may be sponsored or unsponsored. Sponsored ADRs are those jointly issued by the issuer of the underlying security and the depository institution. Unsponsored ADRs are issued only by the depository without the participation of the issuer of the underlying securities. Generally the markets for sponsored ADRs are more established and more liquid than those for unsponsored ADRs. Also, there is generally more financial and other types of information available regarding the underlying securities and their issuers of sponsored ADRs than unsponsored ADRs. This is so in part because the depository institution for unsponsored ADRs is frequently under no obligation to pass on to ADR holders shareholder information or voting rights.

STOCKS OF SMALL- AND MID-SIZED COMPANIES. The prices of stocks of small- and mid-sized companies are generally more volatile than those of larger, more established companies for a variety of factors including lack of market makers and analysts following such companies. In addition, small- and mid-sized companies are more sensitive to adverse economic changes because they usually rely on only a few products, have more limited financial resources and have less experienced management. The securities of small- and mid-sized companies generally are less "liquid" than securities of larger, more established companies. Liquidity relates to the ability of a Fund to sell a security promptly at or about the price a Fund has on its books.

BONDS AND OTHER DEBT SECURITIES. Generally, the Government Securities Fund is subject to interest rate risk, which is the risk that increases in market interest rates may decrease the value of the bonds or other debt securities held by that Fund. Usually the prices of bonds fall when interest rates increase, and rise when interest rates decrease. Typically, the longer the maturity of a bond, the more sensitive its price is to shifts in interest rates. Because the Government Securities Fund invests principally in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, there is very little risk that the principal of and interest on such securities will not be paid when due. However, the Fund may also invest in corporate bonds and other non-U.S. Government securities where there is more risk that the principal of and interest on such securities may not be paid when due.

FOREIGN SECURITIES. Securities in which the International Equity Fund invests are often denominated or quoted in currencies other than the U. S. dollar. Changes in foreign currency exchange rates affect the value of the Fund's portfolio. Generally, when the U. S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U. S. dollars. Conversely, when the U. S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U. S. dollars. This risk, generally known as "currency risk," means that a strong U. S. dollar will reduce returns for U.S. investors while a weak U. S. dollar will increase those returns.

Foreign investments involve special risks, in addition to currency risk, not applicable to investments in securities of U.S. issuers. Such risks include:

- imposition of exchange controls or currency devaluations
- less extensive regulation of foreign brokers, securities markets and issuers
- political, economic or social instability
- less publicly available information and less liquidity in the market for such securities
- different accounting standards and reporting obligations
- foreign economies differ from the U.S. economy (favorably or unfavorably) in areas such as growth of gross domestic product, rates of inflation, unemployment, currency depreciation and balance of payments positions
- possibility of expropriation (the taking of property or amending of property rights by a foreign government) or foreign ownership limitations
- excessive or confiscatory taxation

The International Equity Fund will generally hold its foreign securities in foreign banks and depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund's ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. When trading in foreign securities, the Fund is also subject to costs for conversions between currencies, higher costs for holding, buying or selling securities, possible delays in settlement of securities transactions in foreign markets and difficulty in enforcing obligations in a foreign country or exercising shareholder rights (such as voting proxies). In addition, the "Euro" began serving as a new common currency for participating European nations on January 1, 1999. It is unclear whether the newly created accounting, clearing, settlement and payment systems for the new currency will be adequate.

TEMPORARY DEFENSIVE POSITIONS. In response to economic, political or unusual market conditions, each Fund may adopt a temporary defensive position. In such an event, each Fund may invest up to 100% of its assets in cash or money market instruments. Should this occur, the Fund taking the temporary defensive position will not achieve its investment objective during that time.

REPURCHASE AGREEMENTS. In a repurchase agreement, the Fund essentially is making a short-term loan to a broker or bank (seller). The Fund buys securities that the seller has agreed to buy back at a specific time and at a set price that includes interest. There is a risk that the seller will be unable to buy back the securities at the time required, and the Fund could experience delays in recovering the amounts owed it.

MORTGAGE-BACKED SECURITIES. The Government Securities Fund is permitted to invest in mortgage-backed securities, subject to the rating and quality requirements described in the Principal Strategy section for the Fund. These securities, which represent interests in pools of mortgages, may offer attractive yields but generally carry additional risks. The prices and yields of mortgage-backed securities typically assume that the securities will be repaid at a given time before maturity. When interest rates fall substantially, these securities usually are redeemed early because the underlying mortgages are often prepaid. The Fund would then have to reinvest the money at a lower rate. The price or yield of mortgage-backed securities may fall or become more volatile if they are repaid later than expected.

OPTIONS AND FUTURES CONTRACTS. Each Fund may use options and futures contracts to gain exposure to a particular security or market segment more quickly and efficiently than acquiring the security directly and for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. Options are exchange-traded or private contracts involving the right of a holder to deliver (a "put") or receive (a "call") certain assets (or a money payment the change in value of certain assets or index) from another party at a specified price within a specified time period. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Each Fund may also use index futures based on various securities indices. Risks inherent in the use of options and futures contracts include: (i) dependence on the portfolio manager's ability to predict correctly movements in the direction of interest rates and/or securities prices; (ii) imperfect correlation between the price of the options or futures contracts and movements in the prices of the securities being hedged; (iii) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (iv) the absence of a liquid secondary market for any particular option or contract at any time; (v) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (vi) the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for a Fund to sell the security at a disadvantageous time, due to the requirement that the Fund maintain "cover" or segregate securities in connection with hedging transactions. The loss from investing in futures transactions and in writing certain options is potentially unlimited.

MANAGEMENT OF THE FUNDS
Roulston, 3636 Euclid Avenue, Suite 3000, Cleveland, Ohio 44115, serves as the investment adviser for each Fund. Roulston is a professional investment management firm and registered investment adviser founded in 1963. In addition to advising the Funds, Roulston provides advisory services to pension plans, corporations, 401(k) plans, profit sharing plans, individual investors, trusts and estates.

Roulston serves as the investment adviser for each Fund pursuant to an investment advisory agreement. Roulston makes the investment decisions for the assets of the Funds and continuously reviews, supervises and administers the investment program of the Funds.

During the fiscal year ended October 31, 1999, the Growth Fund paid net advisory fees of .56% of its average net assets (reflecting fee waivers of .19% or $94,542), the Growth and Income Fund paid net advisory fees of .62% of its average net assets (reflecting fee waivers of .13% or $52,290), and the Government Securities Fund paid net advisory fees of 0.00% of its average net assets (reflecting fee waivers of .25% or $13,251). For the Emerging Growth Fund and International Equity Fund, Roulston is entitled to receive a fee, computed daily and paid monthly, from each Fund at the annual rate of seventy-five on hundredths of one percent (0.75%) of such Fund's average daily net assets.

PORTFOLIO MANAGERS
GROWTH FUND
Since March 1, 1999, the Fund has been managed by John A. Karnuta. Mr. Karnuta has over 30 years of investment experience including positions as a security analyst for McDonald & Company Securities, Inc. and for Roulston & Company; the Vice President - Manager of Employee Benefit Portfolios at the Society National Bank Trust Department; and, for the eleven years ended in February 1999, as the portfolio manager of growth equities for the BP America Pension Fund. He graduated from John Carroll University, received an MBA from Case-Western University, and attended National Trust School at Northwestern University. A Chartered Financial Analyst and member of the Association for Investment Research, Mr. Karnuta is also a former President of the Cleveland Society of Security Analysts.

GOVERNMENT SECURITIES FUND
Since April 1, 1999, the Fund has been managed by Robert P. Goodman. Mr. Goodman has over 17 years of investment management experience. Prior to joining Roulston, Mr. Goodman managed the $1.1 billion Fixed Income portion of the BP America Pension Fund for 10 years. He has spent his entire career in the financial markets, where he has traded and invested all types of bonds, including both domestic and foreign. Beginning in 1982, he served as a Government Securities Trader with various primary dealerships, including a three year assignment in London, England. A graduate of State University of New York at Empire College, Mr. Goodman has actively written and spoken about the bond market at numerous functions.

GROWTH AND INCOME FUND, EMERGING GROWTH FUND AND INTERNATIONAL EQUITY FUND Mr. Howard W. Harpster and Mr. Keith A. Vargo are responsible for the day-to-day management of the Growth and Income Fund. Mr. Harpster is responsible for the day-to-day management of the Emerging Growth Fund and the International Equity Fund. Mr. Harpster joined Roulston as Chief Investment Officer on May 15, 1999. Prior to joining Roulston, Mr. Harpster served as Director of Pension Investments with BP America, Inc. since 1989. Mr. Vargo joined Roulston in 1985 and has been a Vice President and a portfolio manager at Roulston & Company since 1992. Mr. Vargo joined Mr. Harpster as Co-Portfolio Manager of the Fund effective March 1, 2000.

PRIOR PERFORMANCE
The table below includes performance information provided by Roulston relating to the performance records of the BP America In-House Venture Capital Account and the BP America In-House International Account of the Defined Benefit Plan of BP America, Inc. during the period of January 1, 1991, through December 31, 1998. Mr. Harpster managed the BP America In-House Venture Capital Account during that time period using the specific investment approach specified for the Emerging Growth Fund described above in this Prospectus. Mr. Harpster also managed the BP America In-House International Account during that time period using the specific investment approach specified for the International Equity Fund described above in this Prospectus. These Funds are managed with investment objectives, policies and strategies similar in all material respects to their respective Accounts. However, the Accounts were not subject to the same types of expenses the Funds pay nor to the diversification, specific tax restrictions and investment limitations imposed on the Funds by the Investment Company Act of 1940, the Internal Revenue Code of 1986 or related laws. Had the Accounts been subject to such limitations and restrictions, their performance might have been adversely affected. The performance information in the table is not the performance of the Funds and is not intended to predict or suggest the returns to be experienced by the Funds. You should not rely on the following performance data as an indication of future performance of Roulston & Company or the Funds.


                   PERFORMANCE DATA FROM BP IN-HOUSE ACCOUNTS

                                          Total Return for the Years Ended December 31, 1998

                               1998     1997       1996     1995       1994       1993    1992       1991
                               ----     ----       ----     ----       ----       ----    ----       ----
BP America In-House
Venture Capital Account        25.6%    44.37%     3.40%    47.64%     16.46%     6.13%   19.57%     41.08%

BP America In-House
International Account          34.16%   11.88%     23.48%   20.93%     (13.21)%   39.45%  (7.97)%    15.53%



       Average Annual Total Returns for the Years Ended December 31, 1998

                                                                                         Since
                                    1 Year           3 Years           5 Years          January 1, 1991
                                    ------           -------           -------          ---------------

BP America In-House
Venture Capital Account             25.6%            23.3%             26.4%            24.5%

BP America In-House
International Account               34.2%            22.8%             14.2%            14.2%

*Total return for each of these Accounts is calculated using the Modified Dietz method, which differs from the method that the Securities and Exchange Commission requires mutual funds to use. These returns are net of all applicable fees and expenses which are lower than those borne by the Funds. Had the Accounts borne those expenses which are borne by the Funds, their performance would have been lower. Total return for the Funds are calculated using the standard total return formula required by the Securities and Exchange Commission for all mutual funds.

PRICING FUND SHARES
Fund shares are sold and redeemed (sold back to the Fund) at net asset value
(NAV). NAV per share of each Fund is determined by dividing the total market value of a Fund's investments and other assets, less any liabilities, by the total outstanding shares of that Fund. NAV per share for each Fund is determined each day the New York Stock Exchange (NYSE) is open for regular business at the earlier of 4 P.M., Eastern Time, or the close of regular trading on the NYSE.

When you place an order to purchase shares or to redeem shares with a Fund or one of its authorized agents, the shares purchased or redeemed will be priced at the next NAV or price that is calculated for that Fund. Authorized agents for the Funds include PFPC Inc., the Funds' transfer agent, and certain discount brokers or banks with whom the Funds have entered into agreements for shareholder servicing.

The portfolio securities of each Fund will be valued at market value. Each Fund uses one or more pricing services to provide market quotations for its portfolio securities. If quotations are not available from one or more pricing services, securities will be valued by a method which the Funds' Board of Trustees believes accurately reflects fair value. Equity securities which are listed or admitted to trading on a national securities exchange or other market trading system which reports actual transaction prices on a contemporaneous basis will be valued at the last sales price on the exchange or market on which the security is principally traded. For fixed and variable income securities, the pricing service may use a matrix system of valuation which considers factors such as securities prices, yield features, call features, ratings and developments related to a specific security. Because the International Equity Fund will invest in securities primarily traded on foreign exchanges that trade on days when that Fund does not price its shares, the NAV of that Fund's shares may change on days when shareholders will not be able to purchase or redeem the Fund's shares. For further information regarding the pricing of securities, please see the Statement of Additional Information.

All requests received by PFPC Inc. before 4:00 p.m., Eastern Time, will be executed the same day, at that day's closing share price. Orders received after 4:00 p.m., Eastern Time, will be executed the following day, at that day's closing share price. Shares will not be priced on days when the NYSE is closed.

Shares of the Funds will not be priced and are not available for purchase the following days on which the NYSE is closed for trading: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

PURCHASE OF SHARES
GENERAL INFORMATION:
You may purchase shares of any Fund directly by mail or by wire. An account application may be obtained by calling Roulston Research Corp., the Funds' distributor, at 1-800-332-6459.

Payment for shares may be made by check or readily available funds (e.g., by federal funds wire). Purchases will be made in full and fractional shares of a Fund calculated to three decimal places. Your account statement will be your record of shares of the Funds owned by you. No share certificates will be issued.

The Funds reserve the right to reject any purchase order. Checks that do not clear will result in a cancellation of the purchase, and you could be liable for any losses or fees incurred, including a $20 returned check fee.

RETIREMENT PLANS:
The Funds are eligible for investment by tax deferred retirement programs such as 401(k) plans, traditional IRAs, spousal IRAs, Roth IRAs, Education IRAs, SEP IRAs and SIMPLE IRAs. All accounts established under such plans must have all dividends reinvested in the applicable Fund. For more information about prototype plans or for an IRA application, please call 800-332-6459.



                             PURCHASE OF FUND SHARES

-----------------------------------------------------------------------------------------------------------------------
         TO OPEN AN ACCOUNT                                            TO ADD TO AN ACCOUNT
-----------------------------------------------------------------------------------------------------------------------
BY MAIL                                                       BY MAIL
Complete the application and mail the application and         Fill out the subsequent investment stub from your
check made out to the Fund you wish to invest in to:          account statement and mail with your check or other
                                                              negotiable bank draft with your account number on it to:
         Roulston Funds
         c/o PFPC Inc.                                                 Roulston Funds
         211 South Gulph Road, P.O. Box 61503                          c/o PFPC Inc.
         King of Prussia, Pennsylvania  19406                          211 South Gulph Road, P.O. Box 61767
                                                                       King of Prussia, Pennsylvania 19406
Minimum initial investment for each Fund:
$250 for each account (including retirement accounts)         Please make your check payable to the Fund you are
                                                              investing in. Minimum additional investments for each
                                                              Fund:  $50.00 for each account (including retirement
                                                              accounts)
-----------------------------------------------------------------------------------------------------------------------
BY WIRE                                                       BY WIRE
Telephone 800-332-6459 and you will receive an account
number. Call your bank with instructions to transmit          Call 800-332-6459
funds to:

         Boston Safe Deposit & Trust                          Follow the instructions under
         ABA #: 011001234                                     "TO OPEN AN ACCOUNT - By Wire."
         Credit (Insert Name of Your Fund)
         Acct #: 005002
         FBO: (Insert Shareholder name & acct. number)
Mail a completed account application to PFPC Inc. at the
above address.
Note:  Your bank may charge you a wire fee.

-----------------------------------------------------------------------------------------------------------------------
BY AUTOMATIC INVESTMENT                                       BY AUTOMATIC INVESTMENT
Submit your AUTOMATIC INVESTMENT PLAN                         To add the AUTOMATIC INVESTMENT PLAN to an
(Section 7 of the application) with your initial              existing account, call 800-332-6459 to request the form.
investment.


Subsequent investments will be drawn from your bank           Complete and return the form and any additional
account and invested in the designated Fund(s).               materials.

                                                              Subsequent investments will be drawn from your bank
                                                              account and invested in the designated Fund(s).
-----------------------------------------------------------------------------------------------------------------------
BY EXCHANGE                                                   BY EXCHANGE
Call 800-332-6459 to request an exchange of shares into:      - If you have previously authorized telephone
- Another Roulston Fund                                         exchanges, call 800-332-6459 to request an
- Kemper's Cash Account Trust Money Market                      exchange of shares into:
  Portfolio.  For this exchange, you must first receive       - Another Roulston Fund.
  a prospectus.  This may not be available in all states.     - Kemper's Cash Account Trust Money Market
                                                                Portfolio.  For this exchange, you must first
NOTE:  No fee or charge will apply, but there may be a          receive a prospectus.  This may not be available
capital gain or loss.  The exchange privilege is subject to     in all states.
amendment or termination at any time upon sixty days prior
notice.                                                       NOTE:  No fee or charge will apply, but there may be a
                                                              capital gain or loss. The exchange privilege is
                                                              subject to amendment or termination at any time upon sixty days prior notice.
-----------------------------------------------------------------------------------------------------------------------
           Please note that if you use a broker-dealer to assist you in any of these transactions, the broker-dealer may charge you a fee for this service.

DISTRIBUTION ARRANGEMENTS
The Funds do not charge up-front or deferred sales charges. The Funds have adopted a distribution and shareholder service plan under Rule 12b-1 of the Investment Company Act, which allows the Funds to pay for the sale and distribution of their shares, as well as for shareholder services. These fees generally are paid to persons selling the Funds' shares. The maximum amount that each Fund may pay under the 12b-1 plan is 0.25% of its average net assets. Because these fees are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

REDEMPTION OF SHARES GENERAL INFORMATION: You may sell or redeem shares of any Fund by any one or more of the following methods:

                        TO SELL FROM OR CLOSE AN ACCOUNT
-----------------------------------------------------------------------------------------------------------------------
BY MAIL                                                      BY TELEPHONE
Write a letter of instruction that includes:                 If you have previously authorized redemption by
- the fund name, your account number, the name in            telephone, call 800-332-6459.
  which the account is registered and the dollar value
  or number of shares you wish to sell.                      You will receive your redemption payment in the form
- include all signatures and any additional                  you previously selected:  check, deposit to your bank
  documents that may be required.                            account, or wire transfer (for wire transfers, a fee
                                                             will be charged)
Mail your request to:

Roulston Funds
c/o PFPC Inc.
211 South Gulph Road, P.O. Box 61503
King of Prussia, PA  19406

A check will be mailed to the name(s) and address in which the account is registered.
-----------------------------------------------------------------------------------------------------------------------
BY SYSTEMATIC WITHDRAWAL                                     BY EXCHANGE
Call 800-332-6459 to request an application for the          If you have previously authorized telephone exchanges,
SYSTEMATIC WITHDRAWAL PLAN.  Specify the amount and          call 800-332-6459 to request an exchange of shares into:
frequency of withdrawals (minimum of $100).                  -    another Roulston Fund
                                                             -    Kemper's Cash Account Trust Money Market
NOTE:  A minimum account balance of $10,000 is required           Portfolio.  For this exchange, you must first
and you must have all dividends and distributions                 receive a prospectus.  This may not be available
reinvested.                                                       in all states.

                                                             NOTE: No fee or charge will apply, but an exchange of
                                                             shares is treated as a sale, and there may be a
                                                             capital gain or loss. The exchange privilege is subject to amendment or termination at any time upon sixty
                                                             days prior notice.
-----------------------------------------------------------------------------------------------------------------------
            Please note that if you use a broker-dealer to assist you in any of these transactions, the broker-dealer may charge you a fee for this service.


SELLING RECENTLY PURCHASED SHARES:
If the shares to be redeemed were recently purchased by check, proceeds from your redemption may be delayed up to 15 days from the purchase date until the purchase check has cleared. If you are considering redeeming shares soon after purchase, you should purchase by bank wire or certified check to avoid this possible delay.

SIGNATURE GUARANTEES:
The Funds will require a signature guarantee for any of the following:
-  any written redemption request for $25,000 or more; or
- a change in address or payee to where redemption proceeds may be mailed as shown on your account application; or
-  a change in the bank account to which redemption payments are made.

A signature guarantee may be obtained from most banks or securities dealers, but not from a notary public.

ACCOUNTS WITH LOW BALANCES:
If your account balance falls below $250 due to redemptions made by you, a Fund may redeem your shares at NAV. The Fund will notify you if your balance has fallen below the required minimum, and you will have 60 days to meet the minimum before your shares are redeemed.

RIGHT TO REDEEM IN KIND:
Each of the Funds has elected generally to pay only cash for redemptions of up to $250,000 (or 1% of the Fund, whichever is less). The Funds will generally only pay cash for any other redemptions over that amount unless the Funds' Board of Trustees believes that under current conditions, further payments in cash would not be in that Fund's best interests. In those situations, you may receive portfolio securities instead of cash.

FINANCIAL HIGHLIGHTS
The financial highlights tables are intended to help you understand each Fund's financial performance for the past 5 years (or since such Fund began operations if less than 5 years). Certain information reflects financial results for a single fund share. The total returns in each table represent the rate that you would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by McCurdy & Associates CPAs, Inc., whose report, along with the Funds' financial statements, is included in the Funds' annual report, which is available upon request.


                                                                     ROULSTON               ROULSTON
                                                                     EMERGING             INTERNATIONAL
                                                                    GROWTH FUND            EQUITY FUND
                                                                    -----------            -----------

                                                                   PERIOD ENDED           PERIOD ENDED
                                                                     10/31/99*              10/31/99*
NET ASSET VALUE, BEGINNING OF PERIOD                                    $10.00                  $10.00

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                                         (0.02)                  (0.01)
   Net realized and unrealized gain on investments                        9.37                    0.24
                                                                          ----                    ----
     Total from investment operations                                     9.35                    0.23
                                                                          ----                    ----

LESS DISTRIBUTIONS:
   From net investment income                                             0.00                    0.00
   From realized capital gains                                            0.00                    0.00
                                                                          ----                    ----
     Total distributions                                                  0.00                    0.00
                                                                          ----                    ----

NET ASSET VALUE, END OF PERIOD                                          $19.35                  $10.23
                                                                         =====                   =====

TOTAL RETURN                                                             93.30%**                2.30%**

RATIOS/SUPPLEMENTAL DATA:
       Net assets, end of period (000)                                  $3,284                  $2,673

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
   Before reimbursement of expenses by Adviser                          11.54%***               15.24%***
   After reimbursement of expenses by Adviser                            1.95%***                1.95%***

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
   Before reimbursement of expenses by Adviser                         (10.46)%***            (13.86)%***
   After reimbursement of expenses by Adviser                           (0.87)%***             (0.57)%***
Portfolio turnover                                                      79.91%**                51.26%**


   * For the period 7/1/99 (the Fund's inception) to 10/31/99
  ** Not annualized.
 *** Annualized.




                                                    ROULSTON GROWTH FUND

                                                               YEAR        YEAR        YEAR        YEAR        YEAR
                                                              ENDED       ENDED       ENDED       ENDED       ENDED
                                                             10/31/99    10/31/98    10/31/97    10/31/96    10/31/95
                                                             --------    --------    --------    --------    --------
NET ASSET VALUE, BEGINNING OF PERIOD                            $16.45      $18.88      $15.50      $13.55      $12.27
                                                                ------      ------      ------      ------      ------

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                  (0.06)      (0.03)      (0.01)        0.02        0.04
  Net realized and unrealized gain (loss) on investments        (1.03)      (1.30)        4.55        2.16        2.04
                                                                ------      -----         ----        ----        ----
    Total from investment operations                            (1.09)      (1.33)        4.54        2.18        2.08
                                                                ------      -----         ----        ----        ----

LESS DISTRIBUTIONS:
  From net investment income                                      0.00        0.00      (0.01)      (0.03)      (0.04)
  From realized capital gains                                   (2.61)      (1.10)      (1.15)      (0.20)      (0.76)
                                                                ------      ------      ------      ------      ------
    Total distributions                                         (2.61)      (1.10)      (1.16)      (0.23)      (0.80)
                                                                ------      ------      ------      ------      ------

NET ASSET VALUE, END OF PERIOD                                  $12.75      $16.45      $18.88      $15.50      $13.55
                                                                ======      ======      ======      ======      ======

TOTAL RETURN                                                   (9.18)%     (7.73)%      31.00%      16.28%      18.17%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000)                             $36,412     $65,387     $77,017     $57,198     $49,408

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
    Before reimbursement of expenses by Adviser                  1.57%       1.43%       1.58%       1.69%       1.57%
   After reimbursement of expenses by Adviser                    1.38%       1.38%       1.38%       1.38%       1.41%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before reimbursement of expenses by Adviser                    (0.44)%     (0.18)%     (0.25)%     (0.16)%       0.14%
   After reimbursement of expenses by Adviser                  (0.26)%     (0.13)%     (0.05)%       0.15%       0.29%
   Portfolio turnover                                          121.21%      52.23%      41.16%      58.01%      46.51%


                                        ROULSTON GROWTH AND INCOME FUND


                                                               YEAR        YEAR        YEAR        YEAR        YEAR
                                                              ENDED       ENDED       ENDED       ENDED       ENDED
                                                             10/31/99    10/31/98    10/31/97    10/31/96    10/31/95
                                                             --------    --------    --------    --------    --------

NET ASSET VALUE, BEGINNING OF PERIOD                            $15.89      $17.87      $14.22      $12.29      $10.68
                                                                ------      ------      ------      ------      ------

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                    0.01        0.01        0.05        0.13        0.15
  Net realized and unrealized gain (loss) on investments        (0.08)      (0.15)        4.83        2.04        1.68
                                                                ------      ------        ----        ----        ----
    Total from investment operations                            (0.07)      (0.14)        4.88        2.17        1.83
                                                                ------      ------        ----        ----        ----

LESS DISTRIBUTIONS:
  From net investment income                                    (0.01)        0.00      (0.09)      (0.14)      (0.12)
  From realized capital gains                                   (0.93)      (1.84)      (1.14)      (0.10)      (0.10)
                                                                ------      ------      ------      ------      ------
    Total distributions                                         (0.94)      (1.84)      (1.23)      (0.24)      (0.22)
                                                                ------      ------      ------      ------      ------

NET ASSET VALUE, END OF PERIOD                                  $14.88      $15.89      $17.87      $14.22      $12.29
                                                                ======      ======      ======      ======      ======

TOTAL RETURN                                                   (1.07)%     (1.20)%      36.61%      17.77%      17.36%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000)                             $29,870     $33,047     $30,841     $23,071     $23,082

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
    Before reimbursement of expenses by Adviser                  1.61%       1.53%       1.76%       1.83%       1.79%
   After reimbursement of expenses by Adviser                    1.48%       1.49%       1.50%       1.50%       1.50%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before reimbursement of expenses by Adviser                    (0.29)%     (0.02)%       0.03%       0.58%       0.98%
   After reimbursement of expenses by Adviser                    0.04%       0.02%       0.29%       0.91%       1.26%
Portfolio turnover                                             126.99%      40.43%      42.45%      34.02%      13.36%



                                 ROULSTON GOVERNMENT SECURITIES FUND

                                                                YEAR        YEAR        YEAR        YEAR        YEAR
                                                               ENDED       ENDED       ENDED       ENDED       ENDED
                                                              10/31/99    10/31/98    10/31/97    10/31/96    10/31/95
                                                              --------    --------    --------    --------    --------

NET ASSET VALUE, BEGINNING OF PERIOD                             $10.43       $9.90       $9.75       $9.84       $9.03
                                                                 ------       -----       -----       -----       -----

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                     0.47        0.49        0.49        0.49        0.49
  Net realized and unrealized gain (loss) on investments         (0.69)        0.53        0.15      (0.05)        0.81
                                                                 ------        ----        ----      ------        ----
    Total from investment operations                             (0.22)        1.02        0.64        0.44        1.30
                                                                 ------        ----        ----        ----        ----

LESS DISTRIBUTIONS:
  From net investment income                                     (0.47)      (0.49)      (0.49)      (0.53)      (0.49)
  From realized capital gains                                      0.00        0.00        0.00        0.00        0.00
                                                                   ----        ----        ----        ----        ----
    Total distributions                                          (0.47)      (0.49)      (0.49)      (0.53)      (0.49)
                                                                 ------      ------      ------      ------      ------

NET ASSET VALUE, END OF PERIOD                                    $9.74      $10.43       $9.90       $9.75       $9.84
                                                                  =====      ======       =====       =====       =====

TOTAL RETURN                                                    (2.09)%      10.61%       6.76%       4.58%      14.76%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000)                              $12,738      $5,057      $4,411      $5,752      $8,647

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
    Before reimbursement of expenses by Adviser                   2.34%       2.19%       2.70%       2.05%       2.16%
   After reimbursement of expenses by Adviser                     0.90%       0.90%       0.90%       0.90%       0.90%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before reimbursement of expenses by Adviser                       3.38%       3.60%       3.23%       3.78%       3.89%
   After reimbursement of expenses by Adviser                     4.81%       4.89%       5.03%       4.93%       5.16%
Portfolio turnover                                              837.17%      89.89%      21.01%      21.23%       1.28%

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS & DISTRIBUTIONS
Dividends and distributions from the Fund(s) will be automatically used to purchase additional shares of that Fund unless you have elected to receive dividends and distributions in cash. If you participate in the systematic withdrawal plan or any retirement plan, you must have your distributions reinvested.

The Funds distribute substantially all of their net investment income in the form of dividends and capital gains in the form of distributions. The Growth Fund, the Growth and Income Fund, the Emerging Growth Fund and the International Equity Fund generally pay dividends semi-annually. The Government Securities Fund declares dividends daily and distributes them on a monthly basis. Any capital gains realized by a Fund will be distributed at least annually.

TAX CONSEQUENCES
A Fund pays no federal income tax on earnings distributed to shareholders so long as it meets the requirements for being a tax-qualified regulated investment company, which each of the Funds has done in the past and intends to do in the future. Any dividend or distribution you receive, whether in cash or reinvested, is considered taxable income to you. Dividends of net investment income are taxable to you as ordinary income. Capital gains distributions are taxed based on how long the Fund held the assets that generated such gains. Net short term capital gains are generally taxable to shareholders as ordinary income. Distributions of net long term capital gains are taxable as long term capital gains. Shareholders will be advised at least annually as to the federal income tax consequences of distributions made to them during the year. You are urged to consult your tax advisor concerning the application of federal, state and local taxes to your particular situation. An exchange of shares of a Fund for shares of another Fund is considered to be a sale of Fund shares for tax purposes.

Dividends and interest received by the International Equity Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. You may be able to claim a credit or take a deduction for foreign taxes paid by the Fund if certain requirements are met.

TAX AND DISTRIBUTION CHECKLIST
The following TAX CHECKLIST is a guide to the forms and reporting information for any regular, taxable accounts which will help assist your tax preparer:
(not including IRAs or Retirement Accounts)



TAX FORM                          WHAT IS IT?                                            WHEN IS IT?
MAILED?
-------------------------------------------------------------------------------------------------------------------------------
Year End Summary Statement        Sent to shareholders detailing the activity in an      January
                                  account for the entire year. Keeping a copy of
                                  this statement on an ongoing basis will help with
                                  taxes down the road.
-------------------------------------------------------------------------------------------------------------------------------
1099 - DIV                        Sent to shareholders in any Fund which made            January
                                  distributions of dividends or capital gains during
                                  the year.
-------------------------------------------------------------------------------------------------------------------------------
1099 - B                          Sent to shareholders that have redeemed any shares     January
                                  during the year through a redemption or exchange in
                                  any Fund.
-------------------------------------------------------------------------------------------------------------------------------

The following DISTRIBUTION PROFILE is a guide to when distributions are scheduled to be paid to shareholders in the event that a dividend or capital gain distribution is declared in a particular Fund*:


FUND                                           DIVIDENDS                                 CAPITAL GAINS
-------------------------------------------------------------------------------------------------------------------------------
Roulston Emerging Growth Fund                  End of June                               Mid December
Semi-Annual Distributions
                                               End of December
-------------------------------------------------------------------------------------------------------------------------------
Roulston International Equity Fund             End of June                               Mid December
Semi-Annual Distributions
                                               End of December
-------------------------------------------------------------------------------------------------------------------------------
Roulston Growth Fund                           End of June                               Mid December
SEMI-ANNUAL DISTRIBUTIONS
                                               End of December
-------------------------------------------------------------------------------------------------------------------------------
Roulston Growth and Income Fund                End of June                               Mid December
SEMI-ANNUAL DISTRIBUTIONS
                                               End of December
-------------------------------------------------------------------------------------------------------------------------------
Roulston Government Securities Fund            End of the Month                          Mid December
MONTHLY DIVIDENDS
-------------------------------------------------------------------------------------------------------------------------------

*There are no guarantees that either dividends or distributions will be declared and the schedule is subject to change.

Additional information about each Fund's investments is available in the Funds' annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during the last fiscal year.

The Statement of Additional Information ("SAI") provides more detailed information about the funds. The SAI has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus.

The SAI and the annual/semi-annual reports are available at no charge by calling or writing:

[lighthouse picture]

                                    ROULSTON FUNDS
                                    3636 Euclid Avenue, Suite 300
                                    Cleveland, OH  44115
                                    (800) 332-6459

This number may also be used to request other information about the Funds or for shareholder inquiries. You may also visit the Funds' website at www.roulstonfunds.com.

Reports and other information about the Funds, including the SAI, are available on the SEC's Internet site at http://www.sec.gov. This information may also be viewed or copied at the SEC's Public Reference Room in Washington D.C., or by sending an electronic request, along with a duplicating fee to publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington D.C. 20549-6009. (For information on the Public Reference Room, telephone 1-202-942-8090).

The Trust's SEC File No. is 811-8774.

BACK COVER

---------------------------------------------------------------------------------------------------------------------------------
ADVISER:
Roulston & Company, Inc.
3636 Euclid Avenue, Suite 3000                                                       ________________________
Cleveland, Ohio 44115

DISTRIBUTOR:                                                      The  information  provided  on this  cover page may be used in
Roulston Research Corp.                                           conjunction  with the offering of shares of any Roulston Funds
3636 Euclid Avenue, Suite 3000                                    only if accompanied or preceded by a current prospectus.
Cleveland, Ohio 44115
                                                                  An  investment in a mutual fund  involves  certain  investment
ADMINISTRATOR & TRANSFER AGENT:                                   risks, including the possible loss of principal.
PFPC Inc.
3200 Horizon Drive                                                (C)2000 Roulston Research Corp.
King of Prussia, Pennsylvania 19406

LEGAL COUNSEL:
Baker & Hostetler LLP
65 E. State Street
Columbus, Ohio 43215

INDEPENDENT PUBLIC ACCOUNTANTS:
McCurdy & Associates CPA's, Inc.
27955 Clemens Road
Westlake, Ohio 44145





---------------------------------------------------------------------------------------------------------------------------------

                      FOR INFORMATION, CALL 1-800-332-6459
                   OR VISIT US ONLINE AT www.roulstonfunds.com

                          Not a part of the prospectus

                       STATEMENT OF ADDITIONAL INFORMATION
                       -----------------------------------

                          ROULSTON EMERGING GROWTH FUND

                       ROULSTON INTERNATIONAL EQUITY FUND

                              ROULSTON GROWTH FUND

                         ROULSTON GROWTH AND INCOME FUND

                       ROULSTON GOVERNMENT SECURITIES FUND



                                  Five Funds of
                                 ROULSTON FUNDS

                               Investment Adviser:
                            ROULSTON & COMPANY, INC.



         This Statement of Additional Information is not a prospectus and relates to ROULSTON EMERGING GROWTH FUND (the "EMERGING GROWTH FUND"), ROULSTON INTERNATIONAL EQUITY FUND (the "INTERNATIONAL EQUITY FUND"), ROULSTON GROWTH FUND (the "GROWTH FUND"), ROULSTON GROWTH AND INCOME FUND (the "GROWTH AND INCOME FUND"), and ROULSTON GOVERNMENT SECURITIES FUND (the "GOVERNMENT SECURITIES FUND"), five separate series of Roulston Funds (the "Trust"). The EMERGING GROWTH FUND, INTERNATIONAL EQUITY FUND, GROWTH FUND, GROWTH AND INCOME FUND, and GOVERNMENT SECURITIES FUND, are sometimes referred to individually as a "Fund" and collectively as the "Funds".

         This Statement of Additional Information is intended to provide additional information regarding the activities and operations of the Funds and the Trust and should be read in conjunction with the Funds' Prospectus dated March 1, 2000. The Prospectus may be obtained without charge through the Funds' Distributor, Roulston Research Corp., 3636 Euclid Avenue, Suite 3000, Cleveland, Ohio 44115 (the "Distributor") by calling 1-800-332-6459.

         The Funds' most recent Annual Report to Shareholders is a separate document that is incorporated by reference into this Statement of Additional Information. The Funds' Annual and Semi-Annual Reports to Shareholders are also available without charge by calling the Distributor at 1-800-332-6459.

                                  MARCH 1, 2000

                                TABLE OF CONTENTS
                                -----------------



STATEMENT OF ADDITIONAL INFORMATION.....................................

THE TRUST...............................................................

INFORMATION ON PERMITTED INVESTMENTS AND RELATED RISK FACTORS...........

INVESTMENT LIMITATIONS OF THE FUNDS.....................................

MANAGEMENT OF THE TRUST.................................................

PRINCIPAL HOLDERS OF SECURITIES.........................................

INVESTMENT ADVISORY AND OTHER SERVICES..................................

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS........................

NET ASSET VALUE.........................................................

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION..........................

TAXES...................................................................

PERFORMANCE INFORMATION.................................................

SHARES OF BENEFICIAL INTEREST...........................................

FINANCIAL STATEMENTS....................................................

                                    THE TRUST
                                    ---------

         ROULSTON FUNDS (the "Trust") is an open-end management investment company established under Ohio law as an Ohio business trust under a Declaration of Trust dated September 16, 1994. In March 1996, the Trust changed its name from "The Roulston Family of Funds" to "Fairport Funds." As of July 1, 1999, the Trust changed its name to "Roulston Funds." Each of the Funds is classified as diversified, meaning that, with respect to 75% of its total assets, it does not invest more than 5% of its assets in the securities of any single issuer (other than securities issued by the U.S. Government or its agencies or instrumentalities).

         On April 28, 1995, pursuant to an Agreement and Plan of Reorganization and Liquidation with The Advisors' Inner Circle Fund, a Massachusetts business trust ("Advisors"), the GROWTH FUND, the GROWTH AND INCOME FUND and the GOVERNMENT SECURITIES FUND of the Trust acquired all of the assets of each of the Roulston Midwest Growth Fund, the Roulston Growth and Income Fund, and the Roulston Government Securities Fund of Advisors (collectively, the "Acquired Funds"), respectively, in exchange for the assumption of such Acquired Fund's liabilities and a number of full and fractional shares of the corresponding Fund of the Trust having an aggregate net asset value equal to such Acquired Fund's net assets (the "Reorganization"). The performance and financial information included in this Statement of Additional Information relates to both the operations of the Acquired Funds prior to the Reorganization and to the Funds of the Trust since the Reorganization. For accounting and advertising information purposes, the Acquired Funds were considered to the survivors of the Reorganization.

         Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Prospectus of the Funds. Capitalized terms not defined herein are defined in the Prospectus. No investment in shares of a Fund should be made without first reading the Prospectus.


                      INFORMATION ON PERMITTED INVESTMENTS
                      ------------------------------------
                            AND RELATED RISK FACTORS
                            ------------------------

AMERICAN DEPOSITORY RECEIPTS ("ADRS)"

         ADRs are typically issued by a U.S. financial institution and are evidence ownership of underlying securities issued by a foreign issuer. Sponsored ADRs are a joint arrangement between the foreign issuer and the U.S. financial institution acting depository and tend to be more liquid than unsponsored ADRs. Also, generally more information is available about the underlying issuer to holders of sponsored ADRs than for unsponsored ADRs. Each Fund, other than the Government Securities Fund, may invest in sponsored or unsponsored ADRs.

BANKERS' ACCEPTANCES

         Bankers' acceptances are negotiable bills of exchange or time drafts drawn on and accepted by a commercial bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers' acceptances are used by corporations to finance the shipment and storage of goods and to furnish dollar exchanges. Maturities are generally six months or less. Each Fund is permitted to invest in bankers' acceptances.

CERTIFICATES OF DEPOSIT

         A certificate of deposit is a negotiable interest bearing instrument with a specific maturity. Certificates of deposit are issued by U.S. commercial banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit generally carry penalties for early withdrawal. Each Fund is permitted to invest in certificates of deposit.

COMMERCIAL PAPER

         Commercial paper is unsecured short-term promissory notes issued by corporations and other entities. Maturities on these notes typically vary from a few days to nine months. Each Fund may invest in commercial paper.

TIME DEPOSITS

         A time deposit is a non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits in excess of seven days with a withdrawal penalty are considered to be illiquid securities; a Fund will not invest more than 15% of its net assets in illiquid securities, including such time deposits. Each Fund is permitted to invest in time deposits.

CONVERTIBLE SECURITIES

         Convertible securities are securities such as rights, bonds, notes and preferred stocks which are convertible into or exchangeable for common stocks. Convertible securities have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying common stock. As a result, a Fund's selection of convertible securities is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions. Both the GROWTH FUND and the GROWTH AND INCOME FUND may invest in convertible securities.

U.S. GOVERNMENT SECURITIES

         U.S. Government Securities are securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Securities issued directly by the U.S. Government consist of bills, notes and bonds issued by the U.S. Treasury, including U.S. Treasury inflation index-linked securities and separately traded interest and principal component parts of such securities that are transferable only through the Federal Reserve's book entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPs"). Agencies and instrumentalities of the U.S. Government include the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), the Student Loan Marketing Association ("SLMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"). Obligations of agencies such as GNMA are backed by the full faith and credit of the U.S. Government. Others, such as the obligations of FNMA, are not backed by the full faith and credit of the U.S. Government but are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of SLMA, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations;

and still others, such as the Federal Farm Credit Banks, are supported only by the credit of the agency. No assurance can be given that the U.S. Government would provide financial assistance to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law. The GOVERNMENT SECURITIES FUND invests primarily in U.S. Government securities. Each of the other Funds may invest in U.S. Government securities with remaining maturities of 12 months or less.

         STRIPS are sold as zero coupon securities; that is, the component parts of fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have a similar maturity but pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities. The Funds intend to invest in STRIPs that are only traded through the U.S. Government-sponsored program.

         Roulston & Company will purchase only those STRIPs that it determines are liquid or, if illiquid, do not violate that Fund's investment policy concerning investments in illiquid securities.

CORPORATE DEBT SECURITIES

         The GOVERNMENT SECURITIES FUND'S investments in these securities are limited to corporate obligations of domestic issuers. Generally, the GOVERNMENT SECURITIES FUND will only invest in corporate obligations rated within the four highest rating categories by a nationally recognized rating agency such as Standard & Poor's Rating Group or Moody's Investor Services ("rating agency"). However, the Fund may also invest up to 5% of its total assets in corporate obligations rated "B" or "BB" by such rating agencies. For a description of such rating categories, see the Appendix to this Statement of Additional Information.

         Securities which are rated in the fourth highest rating category by a rating agency (e.g., BBB or Baa) are considered to be "medium grade" securities. Medium grade securities, although deemed to be investment grade, have speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium grade securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities.

         Securities that rated "BB" or "B" are commonly known as "high yield" or "junk" bonds. Such securities will usually have higher yields than higher rated securities. However, there is more risk associated with these investments. This is because of reduced creditworthiness and increased risk of default. Under rating agency guidelines, such lower rated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Lower rated securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, and to be unlikely to have the capacity to make required interest payments and repay principal when due in the event of adverse business, financial or economic conditions. The foregoing factors may, under certain circumstances, reduce the value of securities held by the Fund and thus affect the value of the Fund's shares.

         After purchase by the GOVERNMENT SECURITIES FUND, a security may cease to be rated or its rating may be reduced below the minimum required for investment by the Fund. Neither event will require a sale of such security by the Fund. However, the portfolio manager will consider such event in his determination of whether the Fund should continue to hold the security. To the extent the ratings given by a rating agency may change as a result of changes in such organization's rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus and in this Statement of Additional Information.

MORTGAGE-BACKED SECURITIES

         The GOVERNMENT SECURITIES FUND is permitted to invest in mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or by non-governmental entities which are rated, at the time of purchase, within the four highest rating categories by one or more rating agency. Due to scheduled and unscheduled principal payments on the underlying obligations, such securities have a shorter average maturity and, therefore, less principal volatility than a bond with a comparable maturity. Since prepayment rates vary widely, it is not possible to accurately predict the average maturity of a particular pool of mortgages. The scheduled monthly interest and principal payments relating to mortgages in the pool will be "passed through" to investors. Such mortgage-backed securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest. In addition, there may be unscheduled principal payments representing prepayments on the underlying mortgages. Early repayment of principal on mortgage pass-through securities arising from prepayments of principal on the underlying obligations (due to sale, refinancing, or foreclosure of the underlying property, net of fees and costs which may be incurred) may expose the Fund to a lower rate of return upon reinvestment of such principal. Also, if a mortgage-related security subject to prepayment has been purchased at a premium (i.e., a price in excess of the principal amount) in the event of accelerated prepayments, the Fund may risk loss of principal because the premium may not have been fully amortized at the time the security was paid. The opposite is true for mortgage-backed securities purchased at a discount. Like other fixed-income securities, when interest rates rise, the value of mortgage-backed securities generally will decline; however, when interest rates decline, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed-income securities. Prepayment rates will be used to determine a mortgage-backed security's estimated average life and the GOVERNMENT SECURITY FUND'S dollar-weighted average portfolio maturity.

1.       GOVERNMENT ISSUED MORTGAGE-RELATED SECURITIES

         Securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities are considered to be "mortgage-related securities" because they represent ownership in a pool of federally insured mortgage loans with maturities of up to 30 years. Although mortgage-related securities may offer yields higher than those available from other types of U.S. Government securities, such securities may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature.

2.       PRIVATE ISSUED MORTGAGE-RELATED SECURITIES

         Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees issued by governmental entities as well as private entities.

3.       COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOs")

         CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and prepaid principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA. The issuer of a series of CMOs may elect to be treated for tax purposes as a Real Estate Mortgage Investment Conduit ("REMIC"). All future references to CMOs shall also be deemed to include REMICs.

         CMOs are structured into multiple classes, each bearing a different stated maturity. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after shorter maturity classes have been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments.

         Certain issuers of CMOs are not considered investment companies pursuant to a rule adopted by the Securities and Exchange Commission ("SEC"), and the Fund may invest in the securities of such issuers without the limitations imposed by the Investment Company Act of 1940 (the "1940 Act") on investments by the Fund in other investment companies. In addition, in reliance on an earlier SEC interpretation, the Fund's investments in certain other qualifying CMOs, which cannot or do not rely on the rule, are also not subject to the limitation of the 1940 Act on acquiring interests in other investment companies. In order to be able to rely on the SEC's interpretation, issuers of these CMOs must be unmanaged, fixed asset issuers that (a) invest primarily in mortgage-backed securities, (b) do not issue redeemable securities, (c) operate under general exemptive orders exempting them from all provisions of the 1940 Act, and (d) are not registered or regulated under the 1940 Act as investment companies. To the extent that the Fund selects CMOs that cannot rely on the rule or do not meet the above requirements, the Fund's investments in such securities will be subject to the limitations described below with respect to its investments in other investment companies.

4.       ADJUSTABLE RATE MORTGAGE SECURITIES

         Adjustable rate mortgage securities ("ARMs") are pass-through securities collateralized by mortgages with adjustable, rather than fixed rates of interest. ARMs eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for either the first three, six, twelve, thirteen, thirty-six, or sixty scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes to a designated benchmark index.

         The ARMs generally contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the mortgage. In addition, certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest may be adjusted for any single adjustment period. In the event that market rates of interest rise to levels above that of the ARM's maximum rate, the ARM's coupon may represent a below market rate of interest. In these circumstances, the market value of the ARM security will likely fall.

         Some ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any such excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is then utilized to reduce the outstanding principal balance of the ARM.

ASSET-BACKED SECURITIES

         The GOVERNMENT SECURITIES FUND is permitted to invest in asset-backed securities. Asset-backed securities have structural characteristics similar to mortgage-backed securities and a similar risk of prepayment. However, asset-backed securities involve certain risks that are not posed by mortgage-related securities, resulting mainly from the fact that asset-backed securities do not usually contain the benefit of a complete security interest in the related collateral. The underlying assets include assets such as motor vehicle installment sales contracts, other installment loan contracts and receivables from credit card and other revolving credit arrangements. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and Federal consumer credit laws, some of which may reduce the ability of the Fund, as an investor, to obtain full payment in the event of default or insolvency. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on these securities. The risks associated with asset-backed securities are often reduced by the addition of credit enhancements such as a letter of credit from a bank, excess collateral or a third-party guarantee. With respect to an asset-backed security arising from secured debt (such as automobile receivables), there is a risk that parties other than the originator and servicer of the loan may acquire a security interest superior to that of the security's holders.

TEMPORARY DEFENSIVE POSITIONS

         When any of the Funds takes a temporary defensive position, it may invest up to 100% of its assets as cash or money market instruments, including bankers' acceptances, certificates of deposit, high quality commercial paper, short-term U.S. Government securities, money market mutual funds and repurchase agreements.

VARIABLE AMOUNT MASTER DEMAND NOTES

         Variable amount master demand notes, in which the Funds may invest, are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time within 30 days. While such notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial and other business concerns), must be considered to be of comparable quality to the issuers of commercial paper that could be purchased for such Fund. Roulston & Company will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. In determining average weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next interest rate adjustment or the period of time remaining until the principal amount can be recovered from the issuer through demand. In the event that the period of time remaining until the principal amount can be recovered under a variable master demand note exceeds seven days, a Fund will treat such note as illiquid for purposes of its limitations on investments in illiquid securities.

VARIABLE AND FLOATING RATE SECURITIES

         Each Fund may acquire variable and floating rate securities, subject to such Fund's investment objectives, policies and restrictions. A variable rate security is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate security is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period. The Funds intend to invest in variable and floating rate securities whose market value upon reset of the interest rate will approximate par value because their interest rates will be tied to short-term rates. However, there is a risk that the current interest rate on such obligations may not accurately reflect existing market rates, and therefore that upon such interest rate reset, the instrument may decline in value.

         Such securities frequently are not rated by credit rating agencies; however, unrated variable and floating rate securities purchased by a Fund must be determined by Roulston & Company to be of comparable quality at the time of purchase to rated instruments eligible for purchase under that Fund's investment policies. In making such determinations, Roulston & Company will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include governmental agencies, and financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate security purchased by a Fund, the Fund may resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate security in the event the issuer of the note defaulted on its payment obligations and the Fund could, as a result or for other reasons, suffer a loss to the extent of the default. To the extent that a Fund is not entitled to receive the principal amount of a note within seven days and there is no established market for such security, such a security will be treated as an illiquid security for purposes of calculation of the 15% limitation on such Fund's investment in illiquid securities.

INITIAL PUBLIC OFFERINGS

         The EMERGING GROWTH FUND, INTERNATIONAL EQUITY FUND, GROWTH FUND, and GROWTH AND INCOME FUND, may each invest from time to time, and the EMERGING GROWTH FUND invests a substantial portion of its total assets, in the securities of selected new issuers, or initial public offerings (IPOs). The Funds will only invest in securities which Roulston & Company believes present an acceptable amount of risk. Investments in relatively new issuers may carry special risks and may be more speculative because such companies are often unseasoned. Such companies may also lack sufficient resources, may be unable to generate internally the funds necessary for growth and may find external financing to be unavailable on favorable terms or even totally unavailable. Those companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses. In addition, the securities of such issuers may have limited marketability, which may affect or limit their liquidity and therefore the ability of a Fund to sell such securities at the time and price it deems advisable. Such securities may also be subject to more abrupt or erratic market movements over time than securities of more seasoned companies or the market as a whole.

SECTION 4(2) SECURITIES

         Section 4(2) securities are issued by corporations without registration under the Securities Act of 1933, as amended (the "1933 Act"), in reliance on an exemption from registration which is afforded by Section 4(2) of the 1933 Act.
Section 4(2) securities are restricted as to disposition under Federal securities laws, and generally are sold to institutional investors who agree that they are purchasing the securities for investment and not with a view to public distribution. Any resale must also generally be made in an exempt transaction. Section 4(2) securities are normally resold, if at all, to other institutional investors through or with the assistance of the issuer or investment dealers who facilitate the resale of such Section 4(2) securities, thus providing some liquidity.

         Pursuant to procedures adopted by the Board of Trustees, Roulston & Company may determine Section 4(2) securities to be liquid if such securities are eligible for resale under Rule 144A of the 1933 Act and are readily saleable. Rule 144A permits a Fund to purchase securities which have been privately placed and resell securities to certain qualified institutional buyers without restriction. For purposes of determining whether a Rule 144A security is readily saleable, and therefore liquid, Roulston & Company must consider, among other things, the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security and the number of potential purchasers, dealer undertakings to make a market in the security, and the nature of the security and marketplace trades of such security. However, investing in Rule 144A securities, even if such securities are initially determined to be liquid, could have the effect of increasing the level of a Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Each Fund may each invest in restricted, or
Section 4(2), securities.

REPURCHASE AGREEMENTS

         Securities held by each of the Funds may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities from member banks of the Federal Reserve System and registered broker-dealers which Roulston & Company deems creditworthy, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain at all times the value of collateral held pursuant to the agreement at not less than 102% of the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Additionally, there is no controlling legal precedent confirming that the Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, although the Board of Trustees believes that, under the regular procedures normally in effect for custody of the Fund's securities subject to repurchase agreements and under Federal laws, a court of competent jurisdiction would rule in favor of the Trust if presented with the question. Securities subject to repurchase agreements will be held by the Trust's Custodian or another qualified custodian or in the Federal

Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

FOREIGN INVESTMENT

         Investment in foreign securities, including ADRs, is subject to special investment risks that differ in some respects from those related to investments in securities of U.S. domestic issuers. Since investments in the securities of foreign issuers may involve currencies of foreign countries, a Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies.

         Since foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies.

         In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect a Fund's investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

         The GOVERNMENT SECURITIES FUND may invest in U.S. dollar denominated securities issued or guaranteed by supranational entities, foreign governments, their political subdivisions, agencies or instrumentalities.

         A Fund will acquire such securities only when Roulston & Company believes the risks associated with such investments are minimal.

OPTIONS TRADING

         Each Fund may purchase put and call options for various securities and securities indices that are traded on national securities exchanges, from time to time, as Roulston & Company deems appropriate. Each of the Funds may also engage in writing (i.e., selling) put and call options from time to time as Roulston & Company deems appropriate. A Fund will write only call options that are covered (options on securities owned by that Fund). A call option gives the purchaser of the option the right to buy, and the writer has the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. The premium paid to the writer is consideration for undertaking the obligations under the option contract. Put and call options purchased by the Funds will be valued at the last sale price, or in the absence of such a price, at the mean between bid and asked price.

         Each of the EMERGING GROWTH FUND, INTERNATIONAL EQUITY FUND, GROWTH FUND, and the GROWTH AND INCOME FUND may purchase and sell options on stocks and stock indices, while the GOVERNMENT SECURITIES FUND may purchase and sell options on fixed income securities and fixed income securities indices. OPTIONS WILL BE USED ONLY FOR HEDGING PURPOSES AND WILL NOT BE ENGAGED IN FOR SPECULATIVE PURPOSES.

         When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by a Fund is included in the liability section of a Fund's statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain (or a loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If a call option is exercised, a Fund may deliver the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received and a Fund will realize a gain or loss. In addition, when a Fund writes a covered call option and such option is exercised, that Fund will forego the appreciation, if any, on the underlying security in excess of the exercise price. If a put option is exercised, the Fund will be obligated to purchase the security.

         In order to close out an option it has written, a Fund will enter into a "closing purchase transaction" -- the purchase of an option on the same security with the same exercise price and expiration date as the option which that Fund previously wrote on any particular securities. When a portfolio security subject to a call option is sold, the Fund which wrote the call will effect a closing purchase transaction to close out any existing call option on that security. There is no assurance of liquidity in the secondary market for purposes of closing out options positions. If that Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the option expires or such Fund delivers the underlying security upon exercise. When a Fund writes a put option, it will set aside cash and/or appropriate liquid assets in a segregated custodial account as required to do so by SEC rules.

         Each Fund may purchase or write both OTC (over-the-counter) options and options traded on U.S. Exchanges. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. OTC options are contracts between the Fund and the counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction. Although a Fund will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with such Fund, there is no assurance that such Fund will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position prior to its expiration. All or a portion of any assets used as cover for OTC options written by a Fund would be considered "illiquid" for purposes of that Fund's limitation on investments in illiquid securities, which is described below under "Non-fundamental Restrictions."

         Although a Fund will engage in option transactions only as hedging transactions and not for speculative purposes, there are risks associated with such investment including the following: (i) the success of a hedging strategy may depend on the ability of Roulston & Company to predict movements in the prices of the individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect correlation between the changes in market value of the securities held by a Fund and the prices of options; (iii) there may not be a liquid secondary market for options; and (iv) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

         The Funds may also purchase or sell index options. Index options (or options on securities indices) are similar in many respects to options on securities except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

FUTURES TRADING

         Each Fund may attempt to reduce the risk of investment in securities by hedging a portion of its portfolio through the use of certain futures transactions. In attempting to hedge, each Fund may purchase or sell contracts for the future delivery of the specific financial instruments or securities in which that Fund may invest, and contracts relating to indices based upon the types of securities in which that Fund may invest, and engage in related closing transactions. The Funds will use these instruments primarily as a hedge against changes resulting from market conditions in the values of securities held in its portfolio or which it intends to purchase. The Funds may also use future contracts to obtain exposure to such securities in lieu of owning such securities directly.

         When a futures contract is executed, each party deposits with a broker or in a segregated custodial account up to 5% or more of the contract amount, called the "initial margin," and during the term of the contract, the amount of the deposit is adjusted based on the current value of the futures contract by payments of variation margin to or from the broker or segregated account.

         During a market decline or when Roulston & Company anticipates a decline, each Fund may hedge a portion of its portfolio by selling futures contracts in order to limit exposure to the decline. This provides an alternative to liquidation of securities positions and the corresponding costs of such liquidation. Conversely, during a market advance or when Roulston & Company anticipates an advance, each Fund may hedge a portion of its portfolio by purchasing futures. This affords a hedge against a Fund's not participating in a market advance at a time when it is not fully invested and serves as a temporary substitute for the purchase of individual securities which may later be purchased in a more advantageous manner.

         These Funds are permitted to engage in bona fide hedging transactions (as defined in the rules and regulations of the Commodity Futures Trading Commission) without any quantitative limitations. Futures which are not for bona fide hedging purposes may be used provided the total amount of the initial margin and any option premiums attributable to such positions does not exceed 5% of a Funds' liquidation value after taking into account unrealized profits and unrealized losses, and excluding any in-the-money option premiums paid. A Fund will not market, and are not marketing, themselves as a commodity pool or otherwise as a vehicle for trading in futures and related options. Each Fund will segregate liquid assets such as cash, U.S. Government securities or other liquid securities to cover its positions in futures.

         There are several risks associated with the use of futures contracts as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in a

Fund's securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities. and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

         Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

         There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract, and that Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

WARRANTS

         These instruments give holders the right, but not the obligation, to buy shares of a company at a given price during a specified period. The EMERGING GROWTH FUND, INTERNATIONAL EQUITY FUND, GROWTH FUND, and GROWTH AND INCOME FUND are permitted to invest in warrants.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

         The GROWTH FUND, GROWTH AND INCOME FUND, and GOVERNMENT SECURITIES FUND may purchase securities on a "when-issued" or "delayed-delivery" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). These transactions involve the purchase of securities subject to settlement and delivery beyond the normal settlement date. The price and yield on these securities is fixed as of the purchase date, and no interest accrues to a Fund before settlement. These securities are therefore subject to market rise due to changes in interest rates, and/or market prices, and, although the purchase of securities on a when-issued basis is not considered leveraging, it has the effect of leveraging a Fund's assets.

         When a Fund agrees to purchase securities on a "when-issued" or "delayed-delivery" basis, the Fund's custodian will set aside in a separate account cash or liquid securities equal to the amount of the Fund's commitment. Normally, the custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, a Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of such Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because a Fund will set aside cash or liquid securities to satisfy its purchase commitments in the manner described above, such Fund's liquidity and the ability of Roulston & Company to manage it might be affected in the event its commitments to purchase "when-issued" or "delayed-delivery" securities ever exceeded 25% of the value of its assets. Under normal market conditions, however, a Fund's commitments to purchase "when-issued" or "delayed-delivery" securities will not exceed 25% of the value of its assets.

         The purchase of securities on a when-issued or delayed-delivery basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the seller fails to complete the transaction and a Fund, as a result, misses a price or yield considered to be advantageous. A Fund will engage in "when-issued" or "delayed-delivery" transactions only for the purpose of acquiring portfolio securities consistent with such Fund's investment objectives and policies and not for investment leverage.

INVESTMENT COMPANY SHARES

         Each Fund may invest up to 10% of the value of its total assets in securities of other investment companies, including securities of money market mutual funds. Each Fund intends to invest in money market mutual funds for purposes of short-term cash management. The Funds intend to invest in the securities of other investment companies to the extent that Roulston & Company believes that such investment will assist that Fund in meeting its investment objective. Since such funds pay management fees and other expenses, shareholders of a Fund would indirectly pay both Fund expenses and the expenses of underlying funds with respect to Fund assets invested therein. Applicable regulations prohibit a Fund from acquiring the securities of other investment companies if, as a result of such acquisition, a Fund owns more than 3% of the total voting stock of the acquired investment company; more than 5% of a Fund's total assets are invested in securities issued by any one investment company; or more than 10% of the total assets of a Fund in the aggregate are invested in securities of investment companies as a group.

FORWARD CURRENCY CONTRACTS

         The INTERNATIONAL EQUITY FUND may enter into forward currency contracts from time to time as a hedging technique against possible losses to the Fund in connection with the currency risk associated with investing in securities denominated in a foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The Fund may enter into forward contracts to protect against uncertainty in the level of future exchange rates and may also enter in such contracts to increase income and total return.

         At or before the maturity of a forward contract, the Fund may either sell a portfolio security and make delivery of the currency or retain the security and fully or partially offset its contractual obligation to deliver the currency by purchasing a second contract. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices.

         The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

         While the values of forward currency contracts may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of the Fund's investments. For example, a currency hedge should help protect a Yen-denominated common stock against a decline in the Yen, but will not protect the Fund against such stock's price decline as a result of some issuer-specific event such as a drop in earnings. Because the value of the Fund's investments denominated in a foreign currency will change in response to many factors other than exchange rates, a currency hedge may not be entirely successful in mitigating changes in the value of the Fund's investments denominated in that currency over time. In addition, a decline in the dollar value of a foreign currency in which the Fund's securities are denominated will reduce the dollar value of the securities, even if their value in the foreign currency remains constant.

         Successful use of forward contracts depends upon Roulston & Company's ability to predict movements of the overall securities and currency markets. There can be no assurance that any particular use will be successful. In addition, as described above, there may be imperfect correlation, or even no correlation, between price movements of a currency or contract and the investment being hedged. And while a hedging strategy, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of the unfavorable price movements in the investments being hedged, such hedging strategy may also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged instruments.

PORTFOLIO TURNOVER

         The portfolio turnover rate for each Fund is calculated by dividing the lesser of that Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose remaining maturities at the time of acquisition were one year or less.

         The portfolio turnover rates for the fiscal years ended October 31, 1999 and 1998 for the GROWTH FUND were 121.21% and 52.23%, respectively; for the GROWTH AND INCOME FUND were 126.99% and 40.43%, respectively; and for the GOVERNMENT SECURITIES FUND were 837.17% and 89.89%, respectively. The portfolio turnover rates for EMERGING GROWTH FUND and INTERNATIONAL EQUITY FUND for the period July 1, 1999 (commencement of operations) through October 31, 1999 were 79.91% and 51.26%, respectively.

         ROULSTON GOVERNMENT SECURITIES FUND has recently experienced a significant increase in portfolio turnover rate due to the new portfolio manager's restructuring of the portfolio in response to changes in interest rates and his more active management style and partially due to the size and small holdings in the Fund. Although the Fund's annual portfolio turnover rate cannot be accurately predicted, it is estimated this rate will not exceed 300% for the current fiscal year.

         High rates of portfolio turnover (100% or more) entail certain costs, including increased taxable income for the Fund's shareholders and higher overall transaction costs. Roulston & Company takes these costs into account, since they affect the Fund's overall investment performance and reduce shareholders' return. The portfolio turnover rate for a Fund may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of Shares. Portfolio turnover will not be a limiting factor in making investment decisions.

                       INVESTMENT LIMITATIONS OF THE FUNDS
                       -----------------------------------

         The investment objective or objectives of the GROWTH FUND, GROWTH AND INCOME FUND and GOVERNMENT SECURITIES FUND are fundamental policies of those Funds. The investment objective of the EMERGING GROWTH FUND and INTERNATIONAL EQUITY FUND are not fundamental, meaning that they may be amended by the Board of Trustees without shareholder approval.

         The investment limitations described immediately below are fundamental policies of the Funds. Fundamental objectives and policies cannot be changed with respect to a Fund without the "vote of a majority of the outstanding shares" of that Fund as that term is defined below under "SHARES OF BENEFICIAL INTEREST -- Voting Rights."

No Fund may:

1. Purchase securities of any one issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements involving such securities) if as a result more than 5% of the value of the total assets of the Fund would be invested in the securities of such issuer or the Fund would hold more than 10% of the outstanding voting securities of such issuer. This restriction applies to 75% of a Fund's total assets.

2. Purchase any securities which would cause 25% or more of the total assets of a Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements involving such securities. For purposes of this limitation, (i) utility companies will be divided according to their services; for example, gas distribution, gas transmission, electric and telephone will each be considered a separate industry, and (ii) financial service companies will be classified according to the end users of their services; for example, automobile finance, bank finance and diversified finance will each be considered a separate industry.

3. Borrow money or issue senior securities, except that a Fund may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts not exceeding 10% of the value of its total assets and except as permitted by rule, regulation or order of the SEC. A Fund will not purchase securities while its borrowings (including reverse repurchase agreements) exceed 5% of its total assets.

3. Make loans, except that a Fund may purchase or hold debt instruments and make time deposits with financial institutions in accordance with its investment objectives and policies, and a Fund may enter into repurchase agreements and engage in securities lending.

4. Purchase or sell real estate (although investment in marketable securities of issuers which can invest in real estate or engage in such activities, securities backed or secured by interests in real estate, institutions that issue mortgages, or real estate investment trusts which deal in real estate or interests therein are not prohibited by this restriction);

6. Purchase securities on margin, except that a Fund may obtain short-term credit as necessary for the clearance of securities transactions and except as may be necessary to make margin payments in connection with derivative securities transactions;

7. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter under Federal securities laws in selling a portfolio security; and

8. Purchase or sell commodities or commodities contracts (including future contracts), except to the extent disclosed in the then current Prospectus of the Fund.

NON-FUNDAMENTAL RESTRICTIONS

         The following additional investment restrictions of the Funds are non-fundamental and may be changed by the Board of Trustees without shareholder approval. A Fund may not:

1. Purchase or otherwise acquire any securities, if as a result, more than 15% of that Fund's net assets would be invested in securities that are illiquid;

2.       Engage in any short sales;

3. Pledge, mortgage or hypothecate assets in excess of one third of the Fund's total assets;

4. Purchase securities of other investment companies except (a) in connection with a merger, consolidation, acquisition or reorganization, and (b) to the extent permitted by the 1940 Act and the rules and regulations thereunder or pursuant to any exemptions therefrom;

         If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of such restriction or requirement. However, should a change in net asset value or other external events cause a Fund's investments in illiquid securities, including repurchase agreements with maturities in excess of seven days, to exceed the limit set forth above for such Fund's investment in illiquid securities, a Fund will act to cause the aggregate amount of such securities to come within such limit as soon as reasonably practicable. In such an event, however, such Fund would not be required to liquidate any portfolio securities where a Fund would suffer a loss on the sale of such securities.

         None of the Funds currently intends to enter into reverse repurchase agreements during the current fiscal year.

                             MANAGEMENT OF THE TRUST
                             -----------------------

TRUSTEES AND OFFICERS OF THE TRUST

         Overall responsibility for the management of the Trust and the Funds is vested in the Board of Trustees, who will manage the Trust in accordance with the laws of Ohio governing business trusts. Unless so required by the Trust's Declaration of Trust or By-Laws or by Ohio law, at any given time all of the Board of Trustees may not have been elected by the shareholders of the Trust. Trustees may be removed by the Board of Trustees or shareholders in accordance with the provisions of the Declaration of Trust and By-Laws of the Trust and Ohio law. The Board of Trustees elects officers and contracts with and provides for the compensation of agents, consultants and other professionals to assist and advise it in the day-to-day operations of the Trust and the Funds.

         The Board of Trustees and executive officers of the Trust and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Each Trustee who is an "interested person" of the Trust, as that term is defined in the 1940 Act, is indicated by an asterisk. Certain officers of the Trust also serve as Directors and/or officers of Roulston & Company or the Distributor.


=======================================================================================================

NAME, BUSINESS                POSITIONS(S) HELD             PRINCIPAL OCCUPATION(S)
ADDRESS AND AGE                WITH THE TRUST               DURING PAST FIVE YEARS
=======================================================================================================
*Scott D. Roulston            Trustee and President         President and Director of Roulston &
3636 Euclid Avenue                                          Company, Inc. and Roulston Research
Suite 3000                                                  Corp. since 1990.
Cleveland, Ohio  44115

Age: 42
-------------------------------------------------------------------------------------------------------
Thomas V. Chema               Trustee                       Partner, Arter & Hadden (law firm)
1100 Huntington Building                                    since April, 1989; since June, 1995,
Cleveland, Ohio  44115                                      President, Gateway Consultants Group,
                                                            Inc. (sports and related public
Age: 53                                                     facilities consulting).
-------------------------------------------------------------------------------------------------------
David B.  Gale                Trustee                       Executive Director of North American
1700 East 13th Street                                       Association of State and Provincial
Suite 4PE                                                   Lotteries (non-profit association of
Cleveland, Ohio  44114                                      sanctioned lotteries) since March,
                                                            1995; President of DBG Consulting,
Age: 47                                                     Inc.  (management consulting firm)
                                                            since December, 1994.
-------------------------------------------------------------------------------------------------------
Charles A. Kiraly             Secretary                     Since May, 1997, Manager of Mutual
3636 Euclid Avenue                                          Fund Administration and an employee of
Suite 3000                                                  Roulston & Company, Inc. since April,
Cleveland, Ohio 44115                                       1996; prior thereto, Senior Dealer
                                                            Services Representative at BISYS Fund
Age: 30                                                     Services, Ohio, Inc. (mutual fund
                                                            services company).
-------------------------------------------------------------------------------------------------------
Kevin M.  Crotty              Treasurer                     Since June, 1997, Director of Finance
3636 Euclid Avenue                                          of Roulston & Company, Inc. and an
-------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
Suite 3000                                                  employee of Roulston & Company, Inc.
Cleveland, Ohio 44115                                       since November, 1996; from October,
                                                            1993 to October, 1996, Accounting
Age: 38                                                     Manager of Philanthropic and Tax
                                                            Planning Department of Premier
                                                            Industrial Corporation (electronic
                                                            component distributor).
-------------------------------------------------------------------------------------------------------
Kenneth J. Coleman            Assistant Treasurer           Joined Roulston & Company in January
3636 Euclid Avenue                                          1999, becoming Chief Operating Officer
Suite 3000                                                  in September 1999.  From August 1997
Cleveland, Ohio 44115                                       to December 1998, President of
                                                            National City Corporation's Insurance
                                                            Services Group.  For ten years prior,
                                                            Executive at Capitol American
                                                            Financial Corporation.
-------------------------------------------------------------------------------------------------------


         The Trust pays the fees for unaffiliated Trustees (currently $1,000 per Board meeting attended and $4,000 per year retainer). The officers and affiliated Trustees of the Trust receive no compensation for such services, but those officers who are employees of Roulston & Company receive compensation from Roulston & Company.

         The following table sets forth information regarding the total compensation paid by the Trust to its Board of Trustees for their services as Trustees during the fiscal year ended October 31, 1999. The Trust has no pension or retirement plans.

         COMPENSATION TABLE:


================================================================================
                             AGGREGATE               TOTAL COMPENSATION
  NAME AND POSITION         COMPENSATION             FROM THE TRUST AND
   WITH THE TRUST          FROM THE TRUST            THE FUND COMPLEX *
  -----------------        --------------            ----------------
================================================================================
Scott D. Roulston,
Chairman                          $0                          $0
--------------------------------------------------------------------------------
Thomas V. Chema,
Trustee                         $11,000                     $11,000
--------------------------------------------------------------------------------
David B. Gale
Trustee                          $9,000                      $9,000
--------------------------------------------------------------------------------

* For purposes of this Table, Fund Complex means one or more mutual funds, including the Funds, which have a common investment adviser or affiliated investment advisers or which hold themselves out to the public as being related. The Funds are currently the only members of their Fund Complex.

         As of February 25, 2000, Mr. Roulston owned approximately 1.1% of the EMERGING GROWTH FUND. As of that date, all Trustees and Officers of the Trust, as a group, except for Mr. Roulston, owned fewer than one percent of the shares of each of the Funds.


                         PRINCIPAL HOLDERS OF SECURITIES
                         -------------------------------

         Listed below are the names and addresses of those shareholders and accounts who, as of February 14, 2000, owned of record or beneficially 5% or more of the shares of any Fund.

         Persons or organizations owning 25% or more of the outstanding shares of a Fund may be presumed to "control" (as that term is defined in the 1940 Act) a Fund. As a result, these persons or organizations could have the ability to approve or reject those matters submitted to the shareholders of such Fund for their approval.

ROULSTON EMERGING GROWTH FUND:
-----------------------------

         SHAREHOLDER(S)                              PERCENTAGE OWNED

         Fish Furniture Shop, Inc.                       6.42%
         2929 Glenmore Rd.                             (of record)
         Shaker Heights, OH 44122


ROULSTON INTERNATIONAL EQUITY FUND:
----------------------------------

         SHAREHOLDER(S)                              PERCENTAGE OWNED

         Fifth Third Bank                               14.59%
         FBO James Sankey                              (of record)
         PO Box 630074
         Cincinnati, OH 45263


ROULSTON GROWTH AND INCOME FUND:
-------------------------------

         SHAREHOLDER(S)                              PERCENTAGE OWNED

         Saxon Company                                  20.53%
         P. O. Box 7780-1888                           (of record)
         Philadelphia, Pennsylvania 19182

         Charles Schwab & Co., Inc.                      4.90%
         Special Custody Account                       (of record)
         ATTN: Mutual Funds
         101 Montgomery Street
         San Francisco, CA 94104



ROULSTON GOVERNMENT SECURITIES FUND:
-----------------------------------

         SHAREHOLDER(S)                              PERCENTAGE OWNED

         National City                                  13.73%
         FBO Martha Barr                               (of record)
         DTD 03/09/1989
         Attn: Trst Mutual Funds 137R362007
         PO Box 94984
         Cleveland, OH 44101-4984


         Key Trust Co.                                   6.07%
         FBO R W Sidley                                (of record)
         DTD 09/30/86
         PO Box 94871
         Cleveland, OH 44101-4871


                     INVESTMENT ADVISORY AND OTHER SERVICES
                     --------------------------------------

THE INVESTMENT ADVISER

         Roulston & Company is controlled directly and indirectly by Thomas H. Roulston and members of his immediate family. Thomas Roulston is the Chairman of Roulston & Company. Scott D. Roulston, Trustee, Chairman and President of the Trust, is President and a Director of Roulston & Company. Roulston Research Corp., the distributor of the Funds, is a wholly-owned subsidiary of Roulston & Company.

         For the fiscal year ended October 31, 1999, Roulston & Company earned and voluntarily waived the amounts indicated below with respect to its investment advisory services to the Funds.

================================================================================
                                   GROSS            ADVISORY           NET
                                 ADVISORY             FEES          ADVISORY
     FUND                      FEES EARNED           WAIVED       FEES RECEIVED
     ----                      -----------          --------      -------------
================================================================================

--------------------------------------------------------------------------------
EMERGING GROWTH FUND*              $1,546            $37,312        $(35,766)
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND*         $1,142            $37,824        $(36,682)
--------------------------------------------------------------------------------
GROWTH FUND                      $396,732            $95,408        $301,324
--------------------------------------------------------------------------------
GROWTH AND INCOME FUND           $293,462            $50,413        $243,049
--------------------------------------------------------------------------------
GOVERNMENT SECURITIES FUND        $11,952            $64,230        $(52,278)
--------------------------------------------------------------------------------
                     TOTALS      $704,834           $285,187        $419,647
--------------------------------------------------------------------------------
*Such Funds commenced operations July 1, 1999.

         For the fiscal year ended October 31, 1998, Roulston & Company earned and voluntarily waived the amounts indicated below with respect to its investment advisory services to the Growth, Growth and Income and Government Securities Funds.

================================================================================
                                   GROSS            ADVISORY           NET
                                 ADVISORY             FEES          ADVISORY
     FUND                      FEES EARNED           WAIVED       FEES RECEIVED
     ----                      -----------          --------      -------------
================================================================================
GROWTH FUND                      $581,223            $34,063        $547,160
--------------------------------------------------------------------------------
GROWTH AND INCOME FUND           $260,482            $16,411        $244,071
--------------------------------------------------------------------------------
GOVERNMENT SECURITIES FUND        $11,854            $11,854              $0
--------------------------------------------------------------------------------
                     TOTALS      $853,559            $62,328        $791,231
--------------------------------------------------------------------------------

         For the fiscal year ended October 31, 1997, Roulston & Company earned and voluntarily waived the amounts indicated below with respect to its investment advisory services to the Growth, Growth and Income and Government Securities Funds.


================================================================================
                                   GROSS            ADVISORY           NET
                                 ADVISORY             FEES          ADVISORY
     FUND                      FEES EARNED           WAIVED       FEES RECEIVED
     ----                      -----------          --------      -------------
================================================================================
GROWTH FUND                      $513,898           $136,636        $377,262
--------------------------------------------------------------------------------
GROWTH AND INCOME FUND           $204,420            $72,293        $132,127
--------------------------------------------------------------------------------
GOVERNMENT SECURITIES FUND        $11,697            $11,697              $0
--------------------------------------------------------------------------------
                     TOTALS      $730,015           $220,626        $509,389
--------------------------------------------------------------------------------


         Roulston & Company voluntarily has agreed to waive its fees and reimburse fund expenses to the extent necessary to keep total fund operating expenses from exceeding 1.35% for the GROWTH FUND, 1.50% for the GROWTH AND INCOME FUND, 0.90% for the GOVERNMENT SECURITIES FUND and 1.95% for the EMERGING

GROWTH FUND and INTERNATIONAL EQUITY FUND. Waivers and reimbursements will continue until further notice to shareholders.

THE DISTRIBUTOR

         Roulston Research Corp., 3636 Euclid Avenue, Suite 3000, Cleveland, OH 44115 (the "Distributor") is a wholly owned subsidiary of Roulston & Company, and the distributor for the Funds of the Trust. Pursuant to a Distribution Agreement, the Distributor acts as agent for the Funds in the distribution of their shares on a continuous basis and, in such capacity, solicits orders for the sale of shares, advertises and pays the costs and expenses associated with such advertising. The Distributor receives no compensation for distribution of shares of the Funds under the Distribution Agreement, but receives payments under the Trust's Distribution and Shareholder Service Plan described below. There are no sales charges imposed by the Distributor upon the purchase or redemption of shares of the Funds.


DISTRIBUTION AND SHAREHOLDER SERVICE PLAN

         The Trust has adopted a Distribution and Shareholder Service Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act under which each Fund is authorized to pay compensate the Distributor for payments it makes to broker-dealers, banks and other institutions (collectively, "Participating Organizations") for providing distribution or shareholder service assistance, or for distribution assistance and/or shareholder service provided by the Distributor. Payments to such Participating Organizations may be made pursuant to agreements entered into with the Distributor. The Plan authorizes each Fund to make payments to the Distributor in an amount not in excess, on an annual basis, of 0.25% of the average daily net asset value of that Fund.

         As authorized by the Plan, the Distributor has agreed to provide certain distribution and shareholder services in connection with shares purchased and held by the Distributor for the accounts of its customers and shares purchased and held by customers of the Distributor directly, including, but not limited to, answering shareholder questions concerning the Funds, marketing of the Funds, providing information to shareholders on their investments in the Funds and providing such personnel and communication equipment as is necessary and appropriate to accomplish such matters. Fees paid are borne solely by the applicable Fund. Such fees may exceed the actual costs incurred by the Distributor in providing such services.

         As required by Rule 12b-1, the Plan was approved by the initial sole shareholder of the Growth, Growth and Income and Government Securities Funds and for each Fund by the Board of Trustees, including a majority of the Trustees who are not interested persons of that Fund and who have no direct or indirect financial interest in the operation of the Plan (the "Independent Trustees"). The Plan may be terminated as to a Fund by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding shares of that Fund. Any change in the Plan that would materially increase the distribution cost to a Fund requires shareholder approval. The Board of Trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. The Plan may be amended by a vote of the Board of Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. For so long as the Plan is in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons. All agreements with any person relating to the implementation of the Plan with respect to a Fund may be terminated at any time upon 60 days' written notice without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of the majority of the outstanding shares of such Fund.

         The Plan continues in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees, and (ii) by a vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. The Board of Trustees has a duty to request and evaluate such information as may be reasonably necessary for them to make an informed determination of whether the Plan should be implemented or continued. In addition the Board of Trustees in approving the Plan must determine that there is a reasonable likelihood that the Plan will benefit the Funds and their shareholders.

         The Board of Trustees believes that the Plan is in the best interests of the Funds since it encourages Fund growth and retention of Fund assets. As a Fund grows in size, certain expenses, and therefore total expenses per share, may be reduced and overall performance per share may be improved.

         For the fiscal year ended October 31, 1999, such fees totaled $237,003, all of which were paid to the Distributor for the services described above. The amounts incurred with respect to each Fund, net of any fee waiver or expense reimbursement, during such period are set forth below:


================================================================================
                                               AMOUNTS
                                               INCURRED
                                               PURSUANT
              FUND                           TO 12b-1 PLAN
              ----                           -------------
================================================================================
EMERGING GROWTH FUND*                               $993
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND*                          $993
--------------------------------------------------------------------------------
GROWTH FUND                                     $132,244
--------------------------------------------------------------------------------
GROWTH AND INCOME FUND                           $90,821
--------------------------------------------------------------------------------
GOVERNMENT SECURITIES FUND                       $11,952
--------------------------------------------------------------------------------
TOTAL                                           $237,003
--------------------------------------------------------------------------------
* Such Funds commenced operations July 1, 1999.

         In addition, the Distributor has entered into Rule 12b-1 Agreements with selected dealers pursuant to which such dealers agree to provide certain shareholder services and distribution assistance including, but not limited to, those discussed above.

THE ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

         PFPC Inc. ("PFPC"), 3200 Horizon Drive, King of Prussia, Pennsylvania 19406, serves as the Administrator for the Funds and the Trust. Pursuant to the terms of a Services Agreement, PFPC assists in supervising all operations of each Fund (other than those performed by Roulston & Company, by UMB Bank, n.a. as the custodian for each of the Funds other than the International Equity Fund, and by The Bank of New York as the custodian for the International Equity Fund).

         Under the Services Agreement, PFPC has agreed to furnish statistical and research data, clerical, and certain bookkeeping services; prepare the periodic reports to the SEC on Form N-SAR or any replacement forms therefor; prepare compliance filings pursuant to state securities laws with the advice of the Trust's counsel; assist to the extent requested by the Trust with the Trust's preparation of its Annual and Semi-Annual Reports to Shareholders and its Registration Statement (on Form N-1A or any replacement therefor); compile data for, prepare and file timely Notices to the SEC required pursuant to Rule 24f-2 under the 1940 Act; keep and maintain the financial accounts and records of each Fund, including calculation of daily expense accruals; and generally assist in all aspects of the Funds' operations other than those performed by Roulston & Company, by UMB Bank, n.a. as custodian to each Fund, other than the International Equity Fund, and by The Bank of New York as custodian for the International Equity Fund.

         PFPC also serves as the transfer and dividend disbursing agent for each Fund and provides certain fund accounting services to each of the Funds. Such fund accounting services include maintaining the accounting books and records for each Fund, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts; maintaining a monthly trial balance of all ledger accounts; performing certain accounting services for each Fund, including calculation of the net asset value per share, calculation of the dividend and capital gain distributions, if any, and of yield, reconciliation of cash movements with such Fund's custodian, affirmation to that Fund's custodian of all portfolio trades and cash settlements, verification and reconciliation with that Fund's custodian of all daily trade activity; providing certain reports; obtaining dealer quotations, prices from a pricing service or matrix prices on all portfolio securities in order to mark the portfolio to the market; and preparing an interim balance sheet, statement of income and expense, and statement of changes in net assets for each Fund.

         In consideration for such services as administrator, transfer agent and fund accountant, the Trust has agreed to pay PFPC a fee, computed daily and paid periodically, at an annual rate calculated as follows:

         0.20% on the Trust's average net assets of $0 to $150 Million (subject to a monthly minimum fee of $22,000); 0.15% on the next $150 Million of average net assets; 0.10% on the next $200 Million of average net assets; and 0.05% on the average net assets over $500 Million.

         For the fiscal years indicated below, PFPC, or First Investor Services Group (predecessor of PFPC) earned the following amounts with respect to administration, fund accounting and transfer agency services provided to the
Funds:

================================================================================
                                   11/01/98          11/01/97       11/01/96
                                      TO                TO             TO
        FUND                       10/31/99          10/31/98       10/31/97
        ----
================================================================================
GROWTH FUND                        $120,769           $135,256       $128,421
--------------------------------------------------------------------------------
GROWTH AND INCOME FUND               99,988             70,148          61,979
--------------------------------------------------------------------------------
GOVERNMENT SECURITIES FUND           42,656             29,610          31,371
--------------------------------------------------------------------------------
EMERGING GROWTH FUND*                10,154                 --              --
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND*           12,376                 --              --
--------------------------------------------------------------------------------
                 TOTAL             $285,943           $235,014        $221,771
--------------------------------------------------------------------------------

* Such Funds commenced operations July 1, 1999.

THE CUSTODIANS

         UMB Bank, n.a., 928 Grand Avenue, Kansas City, Missouri 64141, serves as each of the Funds' Custodian, except for the International Equity Fund, pursuant to a Custody Agreement. The Bank of New York, One Wall Street, New York New York 10286, serves as the International Equity Fund's custodian. In such capacity, the UMB Bank, n.a. and The Bank of New York hold or arrange for the holding of all portfolio securities and other assets of the Funds.

INDEPENDENT AUDITORS

         McCurdy & Associates CPA's, Inc., 27955 Clemens Road, Westlake, OH 44145, serves as independent auditors for the Funds. The audited financial statements and notes thereto for the Funds contained in the Annual Report to Shareholders dated October 31, 1999, are incorporated by reference into this Statement of Additional Information and have been audited by McCurdy & Associates CPA's, Inc., whose report also appears in the Annual Report and is also incorporated by reference herein. No other parts of the Annual Report are incorporated by reference herein. Such financial statements and notes thereto have been incorporated herein in reliance on the report of McCurdy & Associates CPA's, Inc., independent auditors, given on the authority of said firm as experts in auditing and accounting.

                PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS
                ------------------------------------------------

PORTFOLIO TRANSACTIONS

         Roulston & Company is authorized to select brokers and dealers to effect securities transactions for the Funds. Roulston & Company will seek to obtain the most favorable net results by taking into account various factors, including price, commission, if any, size of the transactions and difficulty of executions, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. While Roulston & Company generally seeks reasonably competitive spreads or commissions, a Fund will not necessarily be paying the lowest spread or commission available. Roulston & Company seeks to select brokers or dealers that offer a Fund best price and execution or other services which are of benefit to the Trust.

BROKERAGE COMMISSIONS

         Roulston & Company may, consistent with the interests of the Funds, select brokers on the basis of the research services they provide to Roulston & Company. Such services may include analyses of the business or prospects of a company, industry or economic sector, or statistical and pricing services. Information so received by Roulston & Company will be in addition to and not in lieu of the services required to be performed by Roulston & Company under the Advisory Agreement. If, in the judgment of Roulston & Company, a Fund or other accounts managed by Roulston & Company will be benefited by supplemental research services, Roulston & Company is authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; and providing portfolio performance evaluation and technical market analyses. The expenses of Roulston & Company will not necessarily be reduced as a result of the receipt of such supplemental information, such services may not be used exclusively, or at all, with respect to the Fund or account generating the brokerage, and there can be no guarantee that Roulston & Company will find all of such services of value in advising the Funds.

         Roulston & Company has an arrangement with Thompson Institutional Services, Inc. ("Thompson") whereby Roulston & Company receives specific research products known as First Call, ALERT, Research Direct, Baseline, HOLT, STOCK VAL, and Muller Data in exchange for placing trades on behalf of privately managed accounts and the Funds. During the period November 1, 1998 through October 31, 1999, the following transactions were placed with Merrill Lynch/Dayton (MLDAYTON), the executing broker-dealer for Thompson during such period. The GROWTH FUND placed 24 trades for shares totaling 101,485 with a commission rate of $.06 per share for a total commission of $6,089 with MLDAYTON. The GROWTH & INCOME FUND placed 23 trades for shares totaling 191,400 with a commission rate of $.06 per share for a total commission of $11,484 with MLDAYTON.

         In addition, a Fund may direct commission business to one or more designated broker/dealers, in connection with such broker/dealer's payment of certain of a Fund's or the Trust's expenses.

         For the fiscal years ended October 31, 1999, 1998, and 1997, the total brokerage commissions attributable to each Fund are set forth below.

================================================================================
                                   11/01/98          11/01/97       11/01/96
                                      TO                TO             TO
        FUND                       10/31/99          10/31/98       10/31/97
        ----                       --------          --------       --------
================================================================================
GROWTH FUND                        $168,308           $150,490        $74,304
--------------------------------------------------------------------------------
GROWTH AND INCOME FUND             $164,854            $47,652        $33,625
--------------------------------------------------------------------------------
GOVERNMENT SECURITIES FUND            $0                  $0             $0
--------------------------------------------------------------------------------
EMERGING GROWTH FUND*               $1,216                --             --
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND*          $3,222                --             --
--------------------------------------------------------------------------------
                 TOTALS            $337,600           $198,142       $107,929
--------------------------------------------------------------------------------

* Such Funds commenced operations July 1, 1999.

NET ASSET VALUE
---------------

         As indicated in the Prospectus, the net asset value of each Fund is determined and the shares of each Fund are priced as of the earlier of 4:00 p.m., Eastern Time, or the close of regular trading on the New York Stock Exchange (the "Exchange"), on each Business Day. A "Business Day" is any day the Exchange is open for regular business. Currently the Exchange is closed in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

         Valuations of securities purchased by the Funds are supplied by independent pricing services used by PFPC, as administrator and fund accountant, which have been approved by the Board of Trustees. Equity securities which are listed or admitted to trading on a national securities exchange or other market trading system which reports actual transaction prices on a contemporaneous basis will be valued at the last sales price on the exchange or market on which the security is principally traded. Equity securities for which there is no sale on that day and equity securities traded only in the over-the-counter market will be valued at their closing bid prices obtained from one or more dealers making markets for such securities or, if market quotations are not readily available, at their fair value as determined in good faith by the Board of Trustees.

         Valuations of fixed and variable income securities ("debt securities") are based upon a consideration of yields or prices of obligations of comparable quality, coupon, maturity and type, indications as to value from recognized dealers, and general market conditions. The pricing services may use electronic data processing techniques and/or a computerized matrix system to determine valuations. Debt securities for which market quotations are readily available are valued based upon those quotations.

         The procedures used by the pricing service are reviewed by the officers of the Trust under the general supervision of the Board of Trustees. The Board of Trustees may deviate from the valuation provided by the pricing service whenever, in their judgment, such valuation is not indicative of the fair value of the security. In such instances the security will be valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
                 ----------------------------------------------

         The Funds' shares may be purchased at the public offering price, which is the net asset value next computed, and are sold on a continuous basis through the Distributor, principal underwriter of the Funds' shares, at its address and number set forth under the heading "The Distributor", and through other broker-dealers who are members of the National Association of Securities Dealers, Inc. and have sales agreements with the Distributor.

         The Trust has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designated other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order and that orders will be priced at the Fund's Net Asset Value next computed after they are accepted by an authorized broker or the broker's authorized designee.

         The Funds reserve the right to pay redemptions in kind with portfolio securities in lieu of cash. In accordance with its election pursuant to Rule 18f-1 under the 1940 Act, the Funds may limit the amount of redemption proceeds paid in cash. The Funds may, under normal circumstances, limit redemptions in cash with respect to each shareholder during any ninety-day period to the lesser of (i) $250,000 or (ii) 1% of the net asset value of the Fund at the beginning of such period. A shareholder may incur brokerage costs if the securities received were sold.

         The Trust may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the Exchange is restricted by applicable rules and regulations of the SEC, (b) the Exchange is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency exists as a result of which
(i) disposal by the Trust of
securities owned by it is not reasonably practical or (ii) it is not reasonably practical for the Trust to determine the fair value of its net assets.

SYSTEMATIC WITHDRAWAL PLAN

         Each Fund offers a Systematic Withdrawal Plan ("SWP") if you wish to receive regular distributions from your account in that Fund. However, before you can utilize the SWP, your account in the Fund must have a current value of $10,000 or more, your dividend and distributions must be automatically reinvested and your requested distribution must be $100 or more made on a monthly, quarterly, semi-annual or annual basis.

         Your automatic payments under the SWP will either be made by check mailed to your address as shown on the books of the Transfer Agent or via ACH to your bank account designated on your Account Application form. An application form for the SWP may be obtained by calling the Distributor or Transfer Agent at 1-800-332-6459 (1-800-3-FAMILY). You may change or cancel the SWP at any time, upon written notice to the Transfer Agent at least five days prior to SWP withdrawal date for which you want such change or cancellation.

         Please note that if your redemptions from a Fund exceed your dividends from that Fund, your invested principal in the account may decrease. Thus depending on the frequency and amounts of the withdrawals and/or any fluctuations in the net asset value per share, your original investment could be exhausted entirely using the SWP.

                                      TAXES
                                      -----

         Each Fund intends to qualify as a "regulated investment company" under the Code for so long as such qualification is in the best interest of that Fund's shareholders. In order to qualify as a regulated investment company, a Fund must, among other things: derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies; and diversify its investments within certain prescribed limits. In addition, to utilize the tax provisions specially applicable to regulated investment companies, a Fund must distribute to its shareholders at least 90% of its investment company taxable income for the year. In general, a Fund's investment company taxable income will be its taxable income subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. If any Fund fails to qualify as a regulated investment company under the Code, the Fund would be required to pay federal income taxes like a corporation.

         A non-deductible 4% excise tax is imposed on regulated investment companies that do not distribute in each calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gain net income for the one-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. If distributions during a calendar year were less than the required amount, such Fund would be subject to a non-deductible excise tax equal to 4% of the deficiency.

         Although each Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all Federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, a Fund may be subject to the tax laws of such states or localities. In addition, if for any taxable year a Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to Federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of earnings and profits, and would be eligible for the dividends received deduction for corporations.

         It is expected that each Fund will distribute annually to shareholders all or substantially all of that Fund's net ordinary income and net realized capital gains and that such distributed net ordinary income and distributed net realized capital gains will be taxable income to shareholders for Federal income tax purposes, even if paid in additional shares of the Fund and not in cash.

         Distribution by a Fund of the excess of net long-term capital gain over net short-term capital loss, if any, is taxable to shareholders as long-term capital gain in the year in which it is received, regardless of how long the shareholder has held the shares. Such distributions are not eligible for the dividends-received deduction.

         Federal taxable income of individuals is subject to graduated tax rates of 15%, 28%, 31%, 36% and 39.6%. Further, the marginal tax rate may be in excess of 39.6%, because adjustments reduce or eliminate the benefit of the personal exemption and itemized deductions for individuals with gross income in excess of certain threshold amounts.

         Long-term capital gains of individuals are subject to a maximum tax rate of 20% (10% for individuals in the 15% ordinary income tax bracket). Capital losses may be used to offset capital gains. In addition, individuals may deduct up to $3,000 of net capital loss each year to offset ordinary income. Excess net capital loss may be carried forward to future years. The holding period for long-term capital gains is more than one year.

         Federal taxable income of corporations in excess of $75,000 up to $10 million is subject to a 34% tax rate; however, because the benefit of lower tax rates on a corporation's taxable income of less than $75,000 is phased out for corporations with income in excess of $100,000 but lower than $335,000, a maximum marginal tax rate of 39% may result. Federal taxable income of corporations in excess of $10 million is subject to a tax rate of 35%. Further, a corporation's Federal taxable income in excess of $15 million is subject to an additional tax equal to 3% of taxable income over $15 million, but not more than $100,000.

         Capital gains of corporations are subject to tax at the same rates applicable to ordinary income. Capital losses may be used only to offset capital gains and excess net capital loss may be carried back three years and forward five years.

         Certain corporations are entitled to a 70% dividends received deduction for distributions from certain domestic corporations. Each Fund will designate the portion of any distributions which qualify for the 70% dividends received deduction. The amount so designated may not exceed the amount received by that Fund for its taxable year that qualifies for the dividends received deduction.

         Foreign taxes may be imposed on a Fund by foreign countries with respect to its income from foreign securities. If less than 50% in value of a Fund's total assets at the end of its fiscal year are invested in stocks or securities of foreign corporations, such Fund will not be entitled under the Code to pass through to its shareholders their pro-rata share of the foreign taxes paid by the Fund. These taxes will be taken as a deduction by such Fund.

         The INTERNATIONAL EQUITY FUND will invest in equity securities of foreign issuers. If the Fund purchases shares in certain foreign investment companies, known as "passive foreign investment companies," it may be subject to federal income tax on a portion of an "excess distribution" from such passive foreign investment companies or gain from the disposition of such shares, even though such income may have to be distributed as a taxable dividend by the Fund to its shareholders. In addition, certain interest charges may be imposed on the Fund or its shareholders in respect of unpaid taxes arising from such distributions or gains. Alternatively, the Fund would be required each year to include in its income and distribute to shareholders a pro rata portion of the foreign investment company's income, whether or not distributed to the Fund. The Fund is permitted to "mark-to-market" any marketable stock held by the Fund in a passive foreign investment company. If the Fund makes such an election, each investor in the Fund would include in income in each year an amount equal to its share of the excess, if any, of the fair market value of the stock in such passive foreign investment company as of the close of the taxable year over the adjusted basis of such stock. The investor would be allowed a deduction for its share of the excess, if any, of the adjusted basis of the stock in such passive foreign investment company over the fair market value of such stock as of the close of the taxable year, but only to the extent of any net mark-to-market gains with respect to the stock included by the investor for prior taxable years.

         It is expected that the INTERNATIONAL EQUITY FUND may be subject to foreign withholding taxes with respect to income received from sources within foreign countries. If more than 50% in value of its total assets at the close of its taxable year consists of securities of foreign corporations, the INTERNATIONAL EQUITY FUND intends to elect to "pass through" to its investors the amount of foreign income taxes paid by the Fund, with the result that each shareholder will (i) include in gross income, even though not actually received, the pro rata share of the Fund's foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income tax) the pro rata share of the Fund's foreign income taxes. A foreign tax credit may not exceed the U.S. federal income tax otherwise payable with respect to the foreign source income. For this purpose, each shareholder must treat as foreign source gross income (i) his proportionate share of foreign taxes paid by the Fund and (ii) the portion of any dividend paid by the Fund which represents income derived from foreign sources; the gain from the sale of securities will generally be treated as U.S. source income. This foreign tax credit limitation is, with certain exceptions, applied separately to separate categories of income; dividends from the Fund will be treated as "passive" or "financial services" income for this purpose. The effect of this limitation may be to prevent from claiming as a credit the full amount of their pro rata share of the Fund's foreign income taxes. In addition, shareholders are not eligible to claim a foreign tax credit with respect to foreign income taxes paid by the Fund unless certain holding period requirements are met.

         Each Fund may be required by Federal law to withhold and remit to the U.S. Treasury 31% of taxable dividends, if any, and capital gain distributions paid to any shareholder, and the proceeds of redemption or the values of any exchanges of shares of a Fund, if such shareholder (1) fails to furnish the Trust with a correct tax identification number, (2) under-reports dividend or interest income, or (3) fails to certify to the Fund that he or she is not subject to such withholding. An individual's taxpayer identification number is his or her Social Security Number.

         Information set forth in the Prospectus and this Statement of Additional Information which relates to Federal taxation is only a summary of some of the important Federal tax considerations generally affecting purchasers of shares of a Fund. No attempt has been made to present a detailed explanation of the Federal income tax treatment of a Fund or its shareholders and this discussion is not intended as a substitute for careful tax planning. Accordingly, you are urged to consult your tax adviser with specific reference to your own tax situation. In addition, the tax discussion in the Prospectus and this Statement of Additional Information is based on tax laws and regulations which are in effect on the date of the Prospectus and this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action.

                             PERFORMANCE INFORMATION
                             -----------------------

         From time to time, each Fund may advertise its yield and total return. THESE FIGURES WILL BE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. No representation can be made regarding future yields or returns.

         The yield of a Fund refers to the annualized income generated by an investment in the Fund over a specified 30-day period. The "total return" or "average annual total return" of a Fund reflects the change in the value of an investment in a Fund over a stated period of time. Total returns and average annual returns measure both the net investment income from and any realized or unrealized appreciation or depreciation of a Fund's holdings for a stated period and assume that the entire investment is redeemed at the end of each period and the reinvestment of all dividends and capital gain distributions.

         The yield of a Fund will be computed by annualizing net investment income per share for a recent 30-day period and dividing that amount by a share's maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period. Net investment income will reflect amortization of any market value premium or discount of fixed income securities (except for obligations backed by mortgages or other assets) and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities. The yield of a Fund will vary from time to time depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Trust allocated to the Fund. These factors and possible differences in the methods used in calculating yield should be considered when comparing a Fund's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of a Fund's shares and to the relative risks associated with the investment objective and policies of such Fund.

         For the 30-day period ended October 31, 1999, the yields for the EMERGING GROWTH FUND, INTERNATIONAL EQUITY FUND, GROWTH FUND, GROWTH AND INCOME FUND, and GOVERNMENT SECURITIES FUND, were 18.44%, 5.14%, 4.77%, 1.85% and .03%, respectively.

CALCULATION OF TOTAL RETURN

         Each quotation of average annual total return will be computed by finding the average annual compounded rate of return over that period which would equate the value of an initial amount of $1,000 invested in a Fund equal to the ending redeemable value, according to the following formula:

                        P(T + 1) to the nth power = ERV

         Where: P = a hypothetical initial payment of $1,000, T = average annual total return, n = number of years, and ERV = ending redeemable value of a hypothetical $1,000 payment at the beginning of the period at the end of the period for which average annual total return is being calculated assuming a complete redemption. The calculation of average annual total return assumes the deduction of the maximum sales charge, if any, from the initial investment of $1,000, assumes the reinvestment of all dividends and distributions at the price stated in the then effective Prospectus on the reinvestment dates during the period and includes all recurring fees that are charged to all shareholder accounts assuming such Fund's average account size.

         A Fund, however, may also advertise aggregate total return in addition to or in lieu of average annual total return. Aggregate total return is a measure of the change in value of an investment in a Fund over the relevant period and is calculated similarly to average annual total return except that the result is not annualized.

         For the following periods ended October 31, 1999, the average annual total returns for the Funds were as follows:


================================================================================
          FUND                                                          SINCE
          ----                        1 YEAR           5 YEAR         INCEPTION
                                      ------           ------         ---------
================================================================================
EMERGING GROWTH FUND*                  N/A               N/A           606.95%
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND*             N/A               N/A            6.98%
--------------------------------------------------------------------------------
GROWTH FUND**                        (9.18)%            8.56%           10.24%
--------------------------------------------------------------------------------
GROWTH AND INCOME FUND**             (1.07)%           13.03%           11.64%
--------------------------------------------------------------------------------
GOVERNMENT SECURITIES FUND**         (2.09)%            6.77%           4.56%
--------------------------------------------------------------------------------

*  Funds commenced operations on July 1, 1999.

** Funds commenced operations on July 1, 1993.


         For the period of July 1, 1999 (commencement of operations) through October 31, 1999, the aggregate total returns for the Emerging Growth Fund and the International Equity Fund were 93.30% and 2.30%, respectively.

         The performance figures above reflect Roulston & Company's voluntary fee waivers and expense reimbursements. Absent such fee waivers and expense reimbursements, the yield and total returns of the Funds would have been lower.

         At any time in the future, yields and total return may be higher or lower than past yields and total return and there can be no assurance that any historical results will continue. Investors in the Funds are specifically advised that share prices, expressed as the net asset values per share, will vary just as yields and total return will vary.

PERFORMANCE COMPARISONS

         The performance of a Fund may periodically be compared with that of other mutual funds or broad groups of comparable mutual funds tracked by mutual fund rating services (such as Lipper Analytical

Services, Inc.) and financial and business publications and periodicals. In addition, a Fund's performance may be compared with unmanaged indices of various investments for which reliable performance data is available. These may assume investment of dividends but generally do not reflect deductions for administrative and management costs. The performance of a Fund may also be compared in various publications to averages, performance rankings or other information prepared by recognized mutual fund statistical services. A Fund may quote Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance, or Ibbotson Associates of Chicago, Illinois, which provides historical returns of the capital markets in the United States. A Fund may use the long-term performance of these capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets.

         A Fund may also quote financial and business publications and periodicals, such as SMART MONEY, as they relate to Trust management, investment philosophy, and investment techniques. A Fund may also quote from time to time various measures of volatility and benchmark correlations in advertising and may compare these measures with those of other mutual funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate how valid a comparative benchmark might be. Measures of volatility and correlation are calculated using averages of historical data and cannot be calculated precisely.

                          SHARES OF BENEFICIAL INTEREST
                          -----------------------------

DESCRIPTION OF SHARES

         The Trust's Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares, which are units of beneficial interest, without par value. The Trust presently has five series of shares, which represent interests in the Funds. The Trust's Declaration of Trust authorizes the Board of Trustees to divide or redivide any unissued shares of the Trust into one or more additional series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.

         Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectus and this Statement of Additional Information, a Fund's shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets available for distribution belonging to that Fund, and a proportionate distribution, based upon the relative asset values of the respective Fund, of any general assets not belonging to any particular Fund which are available for distribution. As used in the Prospectus and in this Statement of Additional Information, "assets belonging to a Fund" means the consideration received by a Fund upon the issuance or sale of shares in that Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or amounts derived from any reinvestment of such proceeds, and any general asset of the Trust not readily identified as belonging to a particular Fund that is allocated to the Fund by the Board of Trustees. The Board of Trustees may allocate such general assets in any manner it deems fair and equitable. Determinations by the Board of Trustees as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to the Funds are conclusive.

VOTING RIGHTS

         Shareholders are entitled to one vote for each dollar of value invested and a proportionate fractional vote for any fraction of a dollar invested, and will vote in the aggregate with other shareholders of the Trust and not by Fund except as otherwise expressly required by law. However, shareholders of a Fund will vote as a portfolio, and not in the aggregate with other shareholders of the Trust, for purposes of approval of amendments to that Fund's investment advisory agreement or any of that Fund's fundamental policies.

         The Trust does not expect to have an annual or special meeting of shareholders except, under certain circumstances, when the Declaration of Trust, the 1940 Act or other authority requires such a meeting, such as the election or removal of trustees or certain amendments to the Declaration of Trust or the investment advisory agreement.

         The Trust has represented to the SEC that the Board of Trustees will call a special meeting of shareholders for purposes of considering the removal of one or more trustees upon written request thereof from shareholders holding not less than 10% of the outstanding votes of the Trust and that the Trust will assist in communications with other shareholders as required by Section 16(c) of the 1940 Act. At such meeting, a quorum of shareholders (constituting a majority of votes attributable to all outstanding shares of the Trust), by majority vote, has the power to remove one or more trustee.

         A "vote of a majority of the outstanding shares" of a Fund means the affirmative vote, at a meeting of shareholders duly called, of the lesser of (a) 67% or more of the votes of shareholders of that Fund present at a meeting at which the holders of more than 50% of the votes attributable to shareholders of record of that Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of shareholders of that Fund.

         Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a series will be required in connection with a matter, a series will be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical, or that the matter does not affect any interest of the series. Under Rule 18f-2, the approval of any amendment to the Advisory Agreement or any change in investment policy submitted to shareholders would be effectively acted upon with respect to a series only if approved by a majority of the outstanding shares of such series. However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of trustees may be effectively acted upon by shareholders of the Trust voting without regard to series.

                              FINANCIAL STATEMENTS
                              --------------------

         The audited financial statements and notes thereto for each Fund, contained in the Annual Report to Shareholders dated October 31, 1999, are incorporated by reference into this Statement of Additional Information and have been audited by McCurdy & Associates CPA's, Inc., whose report also appears in the Annual Report and is also incorporated by reference herein. No other parts of the Annual Report are incorporated by reference herein.

                                  APPENDIX "A"
                                  ------------

                       DESCRIPTIONS OF SECURITIES RATINGS

                                                                    APPENDIX "A"


                              RATINGS OF SECURITIES
                              ---------------------

                            COMMERCIAL PAPER RATINGS


STANDARD & POOR'S CORPORATION:

Commercial paper ratings of Standard & Poor's Corporation ("S&P") are current assessments of the likelihood of timely payment of debts having original maturities of no more than 365 days. Commercial paper rated "A-1" by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted "A-1+." Commercial paper rated "A-2" by S&P indicates that capacity for timely payment on issues is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

MOODY'S INVESTORS SERVICE, INC.:

The rating "Prime-1" is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated "Prime-2" (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations.

This will normally be evidenced by many of the characteristics of "Prime-1" rated issuers, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variations. Capitalization characteristics, while still appropriate, may be more affected by external conditions.

Ample alternative liquidity is maintained.

FITCH IBCA:

Commercial paper rated "F-1" by Fitch IBCA ("Fitch") is regarded as having the strongest degree of assurance for timely payments. Commercial paper rated "F-2" by Fitch is regarded as having an assurance of timely payment only slightly less than the strongest rating, I.E., "F-1." The plus (+) sign is used after a rating symbol to designate the relative position of an issuer within the rating category.

                             CORPORATE DEBT RATINGS

STANDARD & POOR'S CORPORATION:

An S&P corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong. Debt rated "AA has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated "BB" and "B" is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions. Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB" rating. Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

MOODY'S INVESTORS SERVICE, INC.:

The following summarizes the six highest ratings used by Moody's for corporate debt. Bonds that are rated "Aaa" by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities. Bonds that are rated "A" by Moody's possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future. Bonds that are rated "Baa" by Moody's are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds that are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Moody's applies numerical modifiers (1, 2, and 3) with respect to bonds rated "Aa" through "B." The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

DUFF & PHELPS, INC.:

The following summarizes the six highest long-term debt ratings by Duff & Phelps, Inc. ("Duff"). Debt rated "AAA" has the highest credit quality. The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt. Debt rated "AA" has a high credit quality and protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. Debt rated "A" has protection factors that are average but adequate. However, risk factors are more variable and greater in periods of economic stress. Debt rated "BBB" has below average protection factors but is still considered sufficient for prudent investment. However, there is considerable variability in risk during economic cycles. Debt rated "BB" is below investment-grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category. Debt rated "B" is below investment-grade and possesses risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade. To provide more detailed indications of credit quality, the ratings from "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within this major rating category.

FITCH IBCA:

The following summarizes the six highest long-term debt ratings by Fitch IBCA(except for "AAA" ratings, plus(+) or minus (-) signs are used with a rating symbol to indicate the relative position of the credit within the rating category). Bonds rated "AAA" are considered to be investment-grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Bonds rated "AA" are considered to be investment-grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated "F-1+." Bonds rated as "A" are considered to be investment-grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. Bonds rated "BBB" are considered to be investment-grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings for these bonds will fall below investment-grade is higher than for bonds with higher ratings. Bonds rated "BBB" are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements. Bonds rated "B" are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

THOMPSON BANKWATCH, INC.:

The following summarizes the six highest long-term debt ratings by Thompson BankWatch, Inc. ("Thompson"). "AAA" is the highest category and indicates that the ability to repay principal and interest on a timely basis is very high. "AA" is the second highest category and indicates a superior ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category. "A" is the third highest category and indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings. "BBB" is the lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings. While not investment-grade, the "BB" rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations. Issuer rated "B" show a higher degree of uncertainty and therefore greater likelihood of default that higher rated issuers. Adverse developments could well negatively affect the payment of interest and principal on a timely basis. Thomson may include a plus (+) or minus (-) designation to indicate where within the respective category the issue is placed.

                             REGISTRATION STATEMENT
                                OF ROULSTON FUNDS
                                       ON
                                    FORM N-1A


PART C.  OTHER INFORMATION

Item 23. EXHIBITS

         (a)  (i)    Declaration of Trust, dated as of September 16, 1994 and
                     amended as of March 1, 1996 -- incorporated herein by reference to Post-Effective Amendment No. 2 to Registration
                     Statement #33-84186 filed via EDGAR on February 29, 1996.

              (ii) Amendment to ARTICLE IV, Section 4.2 of the Declaration of Trust, effective as of March 15, 1999 -- incorporated herein by reference to Post-Effective Amendment No. 6 to Registration Statement #33-84186 filed via Edgar on April 16, 1999.

              (iii)  Amendment to ARTICLE I, Section 1.1 and ARTICLE IV, Section
                     4.2 of the Declaration of Trust, effective as of July 1, 1999 - filed herewith.

         (b) By-Laws as amended March 1, 1996 -- incorporated herein by reference to Post-Effective Amendment No. 2 to Registration Statement #33-84186 filed via EDGAR on February 29, 1996.

         (c)  Articles IV, V, VI and VII of the Declaration of Trust, Exhibit
              (a) above, define the rights of security holders.

         (d) Investment Advisory Agreement dated January 20, 1995, as amended as of November 30, 1996, and as amended as of July 1, 1999, between Registrant and Roulston & Company, Inc. -- filed herewith.

         (e)  (i)    Distribution Agreement dated January 20, 1995, as amended
                     as of June 3, 1996, and as amended as of July 1, 1999, between Registrant and Roulston Research Corp. -- filed herewith.

              (ii) Form of Selected Dealer Agreement -- incorporated herein by reference to Exhibit 15(b) of Post-Effective Amendment No. 2 to Registration Statement #33-84186 filed via EDGAR on February 29, 1996.

                     As of filing date, Selected Dealer Agreements are in effect between Roulston Research Corp. (Principal Underwriter) and each of Bidwell & Co.; Ameritrade, Inc.; American Capital Corp.; Jack White & Company; Mutual Service Corporation; 1st Cleveland Securities Corporation; Vista Financial Services Corporation; Capital Analysts Incorporated; Titan Value Equities Group, Inc.; Maxwell Securities, Inc.; Advanced Clearing, Inc.; Vestax; and American Express.

              (iii) Charles Schwab Mutual Fund Marketplace Operating Agreement dated October 25, 1996, between Charles Schwab & Co., Inc. and the Fund Company -- incorporated herein by reference to Post-Effective Amendment No. 4 to Registration Statement #33-84186 filed via EDGAR on February 27, 1998.

                     (A) Order Placement Procedures Amendment to the Operating
                         Agreement dated December 1, 1997, between Charles Schwab & Co., Inc., and the Fund Company -- incorporated herein by reference to Post-Effective Amendment No. 4 to Registration Statement #33-84186 filed via EDGAR on February 27, 1998.

                     (B) Retirement Plan Order Processing Amendment dated
                         October 15, 1998, to the Operating Agreement dated October 25, 1996, among Charles Schwab & Co., Inc., The Charles Schwab Trust Company and the Fund Company -- incorporated herein by reference to Post-Effective Amendment No. 6 to Registration Statement #33-84186 filed via Edgar on April 16, 1999.

                     (C) Amendment dated as of January 1, 1999, to Operating
                         Agreement dated October 25, 1996, between Charles Schwab & Co., Inc. and the Fund Company -- incorporated herein by = reference to Post-Effective Amendment No. 6 to Registration Statement #33-84186 filed via Edgar on April 16, 1999.

                     (D) Amendment dated as of December 24, 1999, to Operating
                         Agreement dated October 25, 1996, between Charles Schwab & Co., Inc. and the Fund Company - filed herewith.

                     (E) Amendment dated as of October 18, 1999, to Operating
                         Agreement dated October 25, 1996, between Charles Schwab & Co., Inc. and the Fund Company - filed herewith.

              (iv) Services Agreement dated July 31, 1997, between Charles Schwab & Co., Inc. and the Fund Company and Amendment dated October 18, 1999 to Services Agreement dated July 31, 1997
                     - filed herewith.

         (f)  None.

         (g)  (i)    Custody Agreement between Registrant and UMB Bank, n.a. --
                     incorporated herein by reference to Post-Effective
                     Amendment No. 2 to Registration Statement #33-84186 filed via EDGAR on February 29, 1996.

              (ii) Custody Agreement between Registrant and The Bank of New York dated July 1, 1999 -- filed herewith.

              (iii) Foreign Custody Manager Agreement between Registrant, on behalf of Roulston International Equity Fund, and The Bank of New York dated October 29, 1999 -- filed herewith.

         (h)  (i)    Services Agreement dated July 1, 1999, between Registrant
                     and First Data Investor Services Group, Inc. - filed herewith.

              (ii) Agreement and Plan of Reorganization and Liquidation dated November 23, 1994, between

                     Registrant and The Advisers' Inner Circle Fund is incorporated by reference to Exhibit (9) (d) of Pre-Effective Amendment No. 1 to Registrant's Registration Statement (No. 33-84186) filed on January 19, 1995.

         (i) Opinion of Counsel with respect to shares of the Trust - - incorporated herein by reference to Post-Effective Amendment No. 6 to Registration Statement #33-84186 filed via EDGAR on April 16, 1999.

        (j)   Consent of McCurdy & Associates CPA's, Inc. -- filed herewith.

        (k)   None

        (l)   None.

        (m)   (i)    Distribution and Shareholder Services Plan dated January
                     20, 1995, as amended June 3, 1996 -- incorporated herein by reference to Post-Effective Amendment No. 3 to Registration
                     Statement #33-84186 filed via EDGAR on February 27, 1997.

              (ii) Form of Selected Dealer Agreement (a related agreement under the Rule 12b-1 Plan) is incorporated by reference to
                     Exhibit 15(b) of Post-Effective Amendment No. 2 to Registration Statement #33-84186 filed via EDGAR on February 29, 1996. -- see (e)(ii), (e)(iii) and (e)(iv) above.

              (iii) Omnibus Account Services Agreement dated July 7, 1996, between Roulston Research Corp. and Waterhouse Securities, Inc. -- incorporated herein by reference to Post-Effective Amendment No. 3 to Registration Statement #33-84186 filed via EDGAR on February 27, 1997.

              (iv) Shareholder Service Agreement dated December 12, 1996, between Roulston Research Corp. and First Trust Corporation -- incorporated herein by reference to Post-Effective Amendment No. 3 to Registration Statement #33-84186 filed via EDGAR on February 27, 1997.

              (v) Agreement Pursuant to Plan of Distribution under Rule 12b-1 dated as of January 1, 1999, between Roulston Research Corp., Roulston & Company, Inc. and PNC Bank, National Association -- incorporated herein by reference to Post-Effective Amendment No. 6 to Registration Statement #33-84186 filed via Edgar on April 16, 1999.


         (n)  None.

         (o)  None.

         (p)  Financial Data Schedules - - filed herewith.

Item 24  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

         None.



Item 25  INDEMNIFICATION

         Article VI, Section 6.4 of the Registrant's Declaration of Trust, filed as Exhibit 1 hereto, provides for the indemnification of Registrant's Trustees and officers. Indemnification of Registrant's principal underwriter, custodian, investment adviser, administrator, and transfer agent is provided for, respectively, in Section 1.11 of the Distribution Agreement filed as Exhibit (e)(i) hereto, Section 8(a) of the Custody Agreement filed as Exhibit (g)(i) hereto, Article XVIII of the Custody Agreement filed as Exhibit (g)(ii) hereto, Section 5 of the Investment Advisory Agreement filed as Exhibit (d) hereto, and Article 9 of the Services Agreement filed as Exhibit (h)(i) hereto. As of the effective date of this Registration Statement, Registrant will have obtained from a major insurance carrier a trustees' and officers' liability policy covering certain types of errors and omissions. In no event will Registrant indemnify any of its trustees, officers, employees or agents against any liability to which such person would otherwise be subject by reason of his willful misfeasance, bad faith, or gross negligence in the performance of his duties, or by reason of his reckless disregard of the duties involved in the conduct of his office or under his agreement with Registrant. Registrant will comply with Rule 484 under the Securities Act of 1933 and Release 11330 under the Investment Company Act of 1940 in connection with any indemnification.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers, and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 26  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

         Information with respect to Roulston & Company, Inc. and its officers and directors as set forth under the captions "MANAGEMENT OF THE FUNDS" contained in the Prospectus and "MANAGEMENT OF THE TRUST" in the Statement of Additional Information which are a part of this Registration Statement is hereby incorporated herein by reference. To the knowledge of Registrant, none of the directors or officers of Roulston & Company, Inc., except those set forth below, is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature. Set forth below are the names, principal businesses and addresses of those businesses of the directors and officers of Roulston & Company, Inc. who are or have been engaged in any other business, profession, vocation or employment of a substantial nature during the past two fiscal years.


---------------------------------------------------------------------------------------------------------
OFFICERS AND DIRECTORS        POSITION WITH           NAME AND ADDRESS                NATURE OF
    OF ROULSTON &                ROULSTON            OF OTHER BUSINESS              CONNECTION TO
    COMPANY, INC.                                                                   OTHER BUSINESS
---------------------------------------------------------------------------------------------------------
                                                     American Stone Industries,
Thomas H. Roulston            Chairman;              Inc.                           Chairman and Director
                              Director               8705 Quarry Road
                                                     Amherst, OH 44001
                                                     ------------------------------ ---------------------
                                                     Roulston Investment Trust
                                                     Limited Partnership            General Partner
                                                     3636 Euclid Avenue, Suite
                                                     3000
                                                     Cleveland, OH 44115
                                                     ------------------------------ ---------------------
                                                     Roulston Ventures Limited
                                                     Partnership                    General Partner
                                                     3636 Euclid Avenue, Suite
                                                     3000
                                                     Cleveland, OH 44115
                                                     ------------------------------ ---------------------
                                                     Roulston Venture Capital,
                                                     Limited Partnership            General Partner
                                                     3636 Euclid Avenue, Suite
                                                     3000
                                                     Cleveland, OH 44115
                                                     ------------------------------ ---------------------
                                                     MJM Industries
                                                     1200 East Street               Chairman and Director
                                                     Fairport Harbor, OH 44077
                                                     ------------------------------ ---------------------
                                                     RB Mfg Co.
                                                     4101 Venice Road               Chairman and Director
                                                     Sandusky, OH 44870
----------------------------------------------------------------------------------- ---------------------

Scott D. Roulston             Director; President;   Roulston Capital Partners      General Partner
                              Chief Executive        V,LP
                              Officer                3636 Euclid Ave. #3000
                                                     Cleveland, OH 44115
----------------------------------------------------------------------------------- ---------------------



----------------------------------------------------------------------------------- ---------------------
                                                     University Club
Heather R. Ettinger           Director; Secretary    Of Cleveland                   Director
                                                     3813 Euclid Avenue
                                                     Cleveland, Ohio 44115
                                                     ------------------------------ ---------------------
                                                     RB Manufacturing Company
                                                     2620 West Monroe               Director
                                                     Sandusky, OH 44870
                                                     ------------------------------ ---------------------
----------------------------------------------------------------------------------- ---------------------


=====================================================================================
                                                        NAME AND          NATURE OF
 OFFICERS AND DIRECTORS         POSITION WITH          ADDRESS OF        CONNECTION
     OF ROULSTON &         ROULSTON & COMPANY, INC.      OTHER            TO OTHER
     COMPANY, INC.                   INC.               BUSINESS          BUSINESS
=====================================================================================

Kevin M. Crotty           Treasurer
-------------------------------------------------------------------------------------

Kenneth J. Coleman        Executive Vice President
-------------------------------------------------------------------------------------

Howard W. Harpster        Executive Vice President
-------------------------------------------------------------------------------------

George W. Sievila         Senior Vice President
-------------------------------------------------------------------------------------

Emily A. Drake            Senior Vice President
-------------------------------------------------------------------------------------

Robert P. Goodman         Vice President
-------------------------------------------------------------------------------------

Keith A. Vargo            Vice President
-------------------------------------------------------------------------------------

H. Ty Hunt                Vice President
-------------------------------------------------------------------------------------

John A. Karnuta           Vice President
-------------------------------------------------------------------------------------

Patricia A. Kosmach       Vice President
-------------------------------------------------------------------------------------

D. Keith Lockyer          Vice President
-------------------------------------------------------------------------------------

Cynthia M. Kemsuzian      Assistant Vice President
-------------------------------------------------------------------------------------

Theresa D. Miller         Assistant Vice President
-------------------------------------------------------------------------------------

Laurel A. Lawrence        Assistant Vice President
-------------------------------------------------------------------------------------

Item 27  PRINCIPAL UNDERWRITER

         (a)  None.

         (b) The Directors and Officers of Roulston Research Corp. and their positions with Registrant are as follows:

          ======================================================================

                                    POSITIONS AND             POSITIONS AND
           NAME AND PRINCIPAL        OFFICES WITH              OFFICES WITH
            BUSINESS ADDRESS         UNDERWRITER                REGISTRANT
          ======================================================================
          Scott D. Roulston      Director; President        Trustee; President
          3636 Euclid Avenue,
          Suite 3000
          Cleveland, OH 44115
          ----------------------------------------------------------------------
          Kenneth J. Coleman     Executive Vice President   Assistant Treasurer
          3636 Euclid Avenue,
          Suite 3000
          Cleveland, OH 44115
          ----------------------------------------------------------------------
          Howard W. Harpster     Executive Vice President
          3636 Euclid Avenue,
          Suite 3000
          Cleveland, OH 44115
          ----------------------------------------------------------------------
          Keith A. Vargo         Vice President
          3636 Euclid Avenue,
          Suite 3000
          Cleveland, OH 44115
          ----------------------------------------------------------------------
          Charles A. Kiraly      Vice President
          3636 Euclid Avenue,
          Suite 3000
          Cleveland, OH 44115
          ----------------------------------------------------------------------
          Heather R. Ettinger    Secretary
          3636 Euclid Avenue,
          Suite 3000
          Cleveland, OH 44115
          ----------------------------------------------------------------------
          Kevin M. Crotty        Treasurer; Assistant       Treasurer
          3636 Euclid Avenue,    Secretary
          Suite 3000
          Cleveland, OH 44115
          ----------------------------------------------------------------------


         (c)  None.

Item 28  LOCATION OF ACCOUNTS AND RECORDS

         (a) Roulston & Company, Inc., 3636 Euclid Avenue, Suite 3000, Cleveland, Ohio 44115 (records relating to its functions as investment adviser).

         (b) Roulston Research Corp., 3636 Euclid Avenue, Suite 3000, Cleveland, Ohio 44115 (records relating to its function as distributor).

         (c) PFPC Inc., 3200 Horizon Drive, King of Prussia, Pennsylvania, 19406 (records relating to its functions as administrator, dividend and transfer agent, fund account and custody administrator and agent, Minute Books, Declaration of Trust and By-Laws).

         (d) UMB Bank, n.a., 928 Grand Avenue, Kansas City, Missouri 64141 (records relating to its functions as custodian).

         (e) The Bank of New York, 48 Wall Street, New York, New York 10286 (records relating to its functions as custodian for Fairport International Equity Fund).


Item 29  MANAGEMENT SERVICES

         None.

Item 30  UNDERTAKINGS

         None.

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that this Post-Effective Amendment No. 7 to its Registration Statement meets all of the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933 and Registrant has duly caused this Post-Effective Amendment No. 7 to its Registration Statement under the Securities Act of 1933 and Amendment No. 8 to its Registration Statement under the Investment Company Act of 1940 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland and State of Ohio on the 28th day of February, 2000.

                                         ROULSTON FUNDS

                                         By /s/ Scott D. Roulston
                                           ----------------------
                                         Scott D. Roulston, President

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

SIGNATURE                          TITLE                      DATE
-----------------------------------------------------------------------------

/s/ Scott D. Roulston           President (Principal
---------------------
Scott D. Roulston          Executive Officer) and Trustee February 28, 2000


/s/ Kevin M. Crotty             Treasurer                 February 28, 2000
-------------------
Kevin M. Crotty


* /s/ Thomas V. Chema           Trustee                   February 28, 2000
---------------------
Thomas V. Chema

* /s/ David B. Gale             Trustee                   February 28, 2000
------------------------
David B. Gale

*By /s/ Michelle A. Whalen
   -----------------------
   Michelle A. Whalen, Attorney-In-Fact

                                   EXHIBIT INDEX


Exhibit No.     Description
-----------     -----------

(a)(iii) Amendment to Article I, Section 1.1, and Article IV, Section 4.2 of the Declaration of Trust, effective as of July 1, 1999.

(d) Investment Advisory Agreement dated January 20, 1995, as amended as of July 1, 1999, between Registrant and Roulston & Company, Inc.

(e)(i) Distribution Agreement dated January 20, 1995, as amended as of July 1, 1999, between Registrant and Roulston Research Corp.

(e)(iii)(D) Amendment dated as of December 24, 1999, to Operating Agreement dated October 25, 1996, between Charles Schwab & Co., Inc. and the Fund Company.

(e)(iii)(E) Amendment dated as of October 18, 1999, to Operating Agreement dated October 25, 1996, between Charles Schwab & Co., Inc. and the Fund Company.

(e)(iv) Services Agreement dated July 31, 1997, between Charles Schwab & Co., Inc. and the Fund Company and Amendment dated October 18, 1999 to Services Agreement dated July 31, 1997.

(g)(ii) Custody Agreement between Registrant and The Bank of New York dated July 1, 1999.

(g)(iii) Foreign Custody Manager Agreement between Registrant, on behalf of Roulston International Equity Fund, and The Bank of New York dated October 29, 1999.

(h)(i) Services Agreement dated July 1, 1999, between Registrant and First Data Investor Services Group, Inc.

(j)             Consent of McCurdy & Associates CPA's, Inc.

(p)             Financial Data Schedules.